________________________________________________________________________________

                              SECTION 240.14a-101
                                  SCHEDULE 14a
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             THE BURNHAM FUND, INC.
 ...............................................................................
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ...............................................................................
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
   (1) Title of each class of securities to which transaction applies:
        ........................................................................

   (2) Aggregate number of securities to which transaction applies:

        ........................................................................

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ........................................................................

   (4) Proposed maximum aggregate value of transaction:
        ........................................................................

   (5) Total fee paid:
        ........................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
        ........................................................................

   (2) Form, Schedule or Registration Statement No.:
        ........................................................................

   (3) Filing Party:
        ........................................................................

   (4) Date Filed:
        ........................................................................

________________________________________________________________________________

                             THE BURNHAM FUND, INC.
                    1325 AVENUE OF THE AMERICAS, 17TH FLOOR
                            NEW YORK, NEW YORK 10019

                                                              September 18, 1998

Dear Burnham Fund Shareholder:


     We are pleased to invite you to a Special Meeting of Shareholders of The Burnham Fund Inc. to be held in our offices on Thursday, November 19, 1998 at 2:00 p.m. At the meeting, you will be asked to vote on important proposals affecting your Burnham Fund. The Board of Directors of the Fund unanimously agreed that these proposals are in the Fund's and your best interests.


     I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please do not delay. When shareholders fail to return their proxies, additional expenses incur to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

     After reviewing each matter carefully, your Board of Directors unanimously recommends that you vote 'FOR' each proposal.

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about the proposals and the reasons for them are contained in the proxy statement. Please take the time to review the material, cast your vote on the enclosed proxy card and return the Proxy Card in the enclosed postage-paid envelope.

     The Fund is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. If you have any questions regarding the issues to be voted or need assistance in completing your proxy card, please contact our proxy solicitor at 1-800-733-8481, ext. 434.


     We thank you for your time in considering these important proposals and for your continuing investment in and support of The Burnham Fund.


                               Sincerely,

I. W. BURNHAM, II                       JON M. BURNHAM
I.W. Burnham, II                        Jon M. Burnham
Chairman                                President and Chief Executive Officer

                             THE BURNHAM FUND, INC.
                    1325 AVENUE OF THE AMERICAS, 17TH FLOOR
                            NEW YORK, NEW YORK 10019
                                 1-800-874-FUND

                            ------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, NOVEMBER 19, 1998

                            ------------------------
     THIS IS THE FORMAL AGENDA FOR THE FUND'S SPECIAL MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

     To the shareholders of The Burnham Fund, Inc.:

     A Special Meeting of Shareholders of the fund will be held at 1325 Avenue of the Americas, 17th Floor, New York, New York 10019, at 2:00 p.m., New York time, on Thursday, November 19, 1998, to consider and act upon the following:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of the fund from a Maryland corporation into a series of a Delaware business trust. THE
                  BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. For Class C shares only. A proposal to approve the conversion of Class C shares into Class A shares. THE BOARD OF DIRECTORS
                  RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

3. A proposal to elect the nominees named in the attached proxy statement to serve on the Delaware business trust's board of trustees after the reorganization until their successors have been duly elected and qualified. THE BOARD OF DIRECTORS
                  RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

4.                A proposal to ratify the selection of PricewaterhouseCoopers
                  LLP as the fund's independent public accountants for the fiscal year ending December 31, 1998. THE BOARD OF DIRECTORS
                  RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

5. A proposal to approve an amended and restated investment advisory agreement with Burnham Asset Management Corporation, the fund's investment adviser, as described in the attached proxy statement. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                  VOTE FOR THIS PROPOSAL.

6(a)-(n).         Proposals to reclassify, amend or eliminate certain of the fund's fundamental investment policies and restrictions. THE
                  BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE
                  PROPOSALS.

7. Any other business that may properly come before the meeting or any adjournment.

     Shareholders of record as of the close of business on August 27, 1998 are entitled to vote at the meeting and any related follow-up meetings. The attached proxy statement and proxy card are being mailed to shareholders on or about September 18, 1998.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW.

                                          BY ORDER OF THE BOARD OF DIRECTORS,
                                          MICHAEL E. BARNA
                                          Michael E. Barna
                                          Secretary

New York, New York
September 18, 1998

                                PROXY STATEMENT
                                       OF
                             THE BURNHAM FUND, INC.

     This proxy statement contains the information you should know before voting on the proposals summarized below.

     The Burnham Fund, Inc. will furnish without charge a copy of its Annual Report and most recent Semi-Annual Report to any shareholder who asks for them. Shareholders who want to obtain a copy of the fund's report(s) should write to the fund, 1325 Avenue of the Americas, 17th floor, New York, New York 10019 or should call 1-800-874-FUND.

                                  INTRODUCTION

     This proxy statement is being used by the fund's board of directors to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 1325 Avenue of the Americas, 17th Floor, New York, New York 10019, at 2:00 p.m., New York time, on Thursday, November 19, 1998, to consider and act upon the following:


1.         A proposal to approve an agreement and plan of reorganization providing for the reorganization of the fund from a Maryland corporation into a series of a Delaware business trust. THE BOARD OF
           DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.
2.         For Class C shares only. A proposal to approve the conversion of Class C shares into Class A shares. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.
3.         A proposal to elect the nominees named in the proxy statement to serve on the Delaware business trust's board of trustees after the reorganization until their successors have been duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.
4.         A proposal to ratify the selection of PricewaterhouseCoopers LLP as the fund's independent public accountants for the fiscal year ending December 31, 1998. THE BOARD OF DIRECTORS RECOMMENDS THAT
           YOU VOTE FOR THIS PROPOSAL.
5.         A proposal to approve an amended and restated investment advisory agreement with Burnham Asset
           Management Corporation, the fund's investment adviser, as described in the attached proxy statement. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.
6(a)-(n).  Proposals to reclassify, amend or eliminate certain of your fund's fundamental investment policies and restrictions. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.
7.         Any other business that may properly come before the meeting or any adjournment.


     This proxy statement and the proxy card are being mailed to your fund's shareholders on or about September 18, 1998.

WHO IS ELIGIBLE TO VOTE?

     Shareholders of record on August 27, 1998 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
              TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

PURPOSE OF THE REORGANIZATION

     At the meeting of the fund's board of directors on August 27, 1998 (board meeting), the directors, including the directors who are not 'interested persons' of the fund or the adviser (independent directors), approved and recommended that the fund's shareholders approve a reorganization of the fund as a series of a business trust under the laws of the state of Delaware. The fund is currently organized as a corporation under the laws of the state of Maryland. The most efficient way for the fund to become a Delaware business trust is by a tax-free reorganization of the type described in this proxy statement. As a Delaware business trust, the fund will take advantage of the greater operational flexibility available under the Delaware Business Trust Act. These advantages include:

      granting the fund's trustees greater power to act without shareholder approval, thus avoiding the time and expense of calling a shareholder meeting, mailing proxy materials and soliciting shareholders; and

      enabling the fund to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation and are generally not expressly permitted under Maryland law, such as electronic communications with shareholders.

     Based on information provided by the fund's adviser, Burnham Asset Management Corp., and distributor, Burnham Securities, Inc., your board of directors believes that reorganizing the fund as a series of a Delaware business trust offers certain advantages over the current form of organization. The fund's management expects that shareholders ultimately will benefit from these advantages. The new form of organization offers potential for greater efficiency and cost savings, although no immediate cost savings are expected to result. In addition, the new form of organization will not change the investment objectives, policies or procedures of the fund, except as described in this proxy statement. Because it believes that these advantages would allow the fund to operate more efficiently, your board of directors has determined that the proposed reorganization would be in the best interests of the fund and the shareholders.

DESCRIPTION OF REORGANIZATION

     The reorganization will take place according to the terms and conditions of an agreement and plan of reorganization between the fund and the Delaware business trust. You are being asked to approve the agreement and plan of reorganization, a copy of which is attached to this proxy statement as Exhibit
A. The agreement provides for the reorganization of the fund as a series of a Delaware business trust on the following terms:


      The reorganization is scheduled to occur on or about December 15, 1998. Your fund will transfer all of its assets to a corresponding series of the new Delaware trust and the new series will assume all of your fund's liabilities. Until the completion of this transfer and the actions described below, the new series will have no assets and no shareholders.


      The new series will issue to your fund a number of Class A, Class B and Class C shares identical to the number of, and with the same net asset value per share as, your fund's Class A, Class B and Class C shares, respectively. As part of the liquidation of your fund, these shares will be distributed to Class A, Class B and Class C shareholders of record of your fund on the reorganization date after the vote described below. As a result, Class A, Class B and Class C shareholders of your fund will end up as Class A, Class B and Class C shareholders, respectively, of the new series.


      Your fund, as the only shareholder of the new series until your fund distributes the new series' shares to you, will vote to approve the investment advisory agreement between the new series and the adviser. The investment advisory agreement will be identical to the investment advisory agreement you are being asked to approve in proposal 5.

      After the reorganization, the existence of your fund will be terminated and you will own shares of the new series, which will continue to carry on the business of your fund in substantially the same manner as before the reorganization.

      Your fund's board of directors may terminate the agreement and plan of reorganization (even if the shareholders of your fund have already approved it) at any time before the reorganization date, if the board believes that proceeding with the reorganization would no longer be advisable.

     The following diagram shows how the reorganization would be carried out:

                            [REORGANIZATIONAL CHART]

GOVERNANCE OF THE FUND

     If shareholders approve this proposal, the fund will be governed by a Delaware declaration of trust rather than the Maryland articles of incorporation. The table below will answer several questions that you might have about how the fund's operations under the Delaware declaration of trust will differ from operations under the Maryland articles of incorporation. The table is only a summary of information in the declaration of trust, which is attached as Exhibit B. You should read the entire declaration of trust.


                                                                               MARYLAND        DELAWARE
DIFFERENCES IN FUND OPERATIONS                                                 CORPORATION     BUSINESS TRUST
Do the trustees/directors have the power to amend the governing instrument     Generally no    Generally yes
without shareholder approval?
Termination possible without shareholder approval?                             No              Yes
Can trustees/directors effect a merger or consolidation with another entity    No              Yes
without shareholder approval?
Can trustees/directors sell, lease, exchange, transfer, pledge or otherwise    No              Yes
dispose of all or any part of the assets without shareholder approval?
Can trustees/directors cause any series to become a separate trust without     No              Yes
shareholder approval?
Can trustees/directors change the corporation's or trust's domicile without    No              Yes
shareholder approval?
Can trustees/directors approve a share split without shareholder approval?     Generally no    Yes
Are separate boards authorized for different series?                           No              Yes
Are there limits on shareholder derivative actions?                            Yes             Yes
Is there an annual shareholder meeting requirement?                            No              No
Is dollar based voting (i.e., one vote per dollar of net asset value, rather   No              Yes
than one vote per share) permissible?
Indemnification for directors, officers and employees except in cases of       Yes             Yes
willful misfeasance or gross negligence?
Does state law impose additional director liability other than what the        Yes             No
federal securities law already prescribes?
Does state law impose additional possible shareholder liability for receipt    Yes             No
of distributions in excess of legal limits?


     As a series of a Delaware business trust, the fund will be governed by a board of trustees whose duties and responsibilities in governing a mutual fund are essentially the same as those of a board of directors. All of the existing directors have agreed to serve as trustees and you are being asked to elect them as trustees of the Delaware business trust in proposal 3. PricewaterhouseCoopers LLP will continue to serve as the fund's independent accountants and Investors Fiduciary Trust Company will continue to serve as the fund's custodian, fund's investment accounting and dividend disbursing agent.

     If shareholders approve proposal 5, the fund's investment advisory fee will decrease and several of the terms of the fund's investment management contract will change. See proposal 5 below for a discussion of the proposed changes to the investment management contract.


     The material terms of the Rule 18f-3 multiple class plan and the Rule 12b-1 distribution and service plans for Class A, Class B and Class C shareholders will not change as a result of the reorganization. The fund's Class C shareholders are also being asked in proposal 2 to approve the conversion of the fund's Class C shares to Class A shares after the reorganization is completed. If approved, the Rule 12b-1 Class C distribution plan will be terminated. The fund's Rule 18f-3 multiple class plan and the Rule 12b-1 distribution and service plans will be amended to delete any provisions for Class C shares but will otherwise not be materially changed as a result of the conversion.

     Your fund's investment objective, investment policies and investment strategies will not change as a result of the reorganization. Subject to shareholder approval of proposal 6, the fund's fundamental investment restrictions will be amended or eliminated and the fund's fundamental investment policies will be reclassified as non-fundamental.


     The trust's board is considering a 3:1 (approximately) split of the fund's shares that will be effective when the reorganization and the conversion of the fund's Class C shares to Class A shares are complete. This means that, upon approval by the trustees, after the share split you will own approximately three shares for every share owned before the split. The exact number of shares you will receive for each share you own will depend on the share's net asset value at the time of the share split. Although the exact number of shares may vary, you will own the same dollar amount in the fund before and after the share split.


SHAREHOLDER ACCOUNTS AND ELECTIONS

     The fund's transfer agent will establish accounts for all fund shareholders containing the appropriate number of shares of the new trust to be received by each shareholder at the close of the reorganization. Each account and its elections will be identical in all material respects to those currently maintained by the fund for its shareholders.

EXPENSES OF THE REORGANIZATION

     The fund will bear the costs of the reorganization, which are expected to be approximately $120,000.

TAX CONSEQUENCES OF THE REORGANIZATION

     The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

      The reorganization will be a 'reorganization' within the meaning of
      Section 368(a)(1) of the Internal Revenue Code of 1986 (Code), and each fund will be 'a party to a reorganization' within the meaning of Section 368(b) of the Code;

      No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets and liabilities to the new series as described above or
      (2) the distribution by your fund of shares of the new series to your fund's shareholders;

      No gain or loss will be recognized by the new series upon the receipt of your fund's assets solely in exchange for the issuance of shares of the new series and the assumption of all of your fund's liabilities by the new series;

      The tax basis of the assets of your fund acquired by the new series will be the same as the tax basis of those assets in the hands of your fund immediately before the transfer;

      The tax holding period of the assets of your fund in the hands of the new series will include your fund's tax holding period for those assets;

      The shareholders of your fund will not recognize gain or loss upon the exchange of all their shares of your fund solely for shares of the new series as part of the reorganization;

      The tax basis of shares of the new series received by your fund's shareholders in the reorganization will be the same as the tax basis of the shares of your fund surrendered in exchange; and

      The tax holding period of the shares of the new series received by your fund's shareholders will include the tax holding period of your fund's shares surrendered in the exchange, provided that the shares of your fund were held as capital assets on the date of the exchange.

SURRENDER OF SHARE CERTIFICATES

     If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to the fund or deliver to the fund a lost certificate affidavit, in the form that the fund requires. In addition, the fund may require a surety bond to accompany the affidavit. On the reorganization date, all certificates that have not been surrendered:

      will be canceled,

      will not evidence ownership of the acquired fund's shares and will evidence ownership of the surviving fund's shares.

     Shareholders may not redeem or transfer shares of the surviving fund received in the reorganization until they have surrendered their fund share certificates or delivered a lost certificate affidavit. THE SURVIVING FUND WILL NOT ISSUE SHARE CERTIFICATES IN THE REORGANIZATION.

                      BOARD EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of directors of your fund, including the independent directors, approved the reorganization. In particular, the directors determined that the reorganization was in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the reorganization.

     THE DIRECTORS RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

REQUIRED VOTE

     The affirmative vote of a majority of the fund's shares outstanding and entitled to vote is required to approve the reorganization of the fund as a series of a Delaware business trust. If the required approval of shareholders is not obtained, the fund will remain organized as a Maryland corporation.

                                   PROPOSAL 2
                        (FOR CLASS C SHAREHOLDERS ONLY)
                             APPROVAL OF CONVERSION
                      OF CLASS C SHARES TO CLASS A SHARES

PURPOSE OF THE CONVERSION

     At the board meeting, the directors, including the independent directors, approved and recommended that the shareholders of the fund's Class C shares approve a conversion of the Class C shares to Class A shares and the termination of Class C. The fund currently offers three classes of shares. Under the fund's current Rule 18f-3 plan, each share of the fund represents an equal pro rata interest in the fund, regardless of class. Each share has identical voting, dividend, liquidation and other rights, except for: (1) the amount and type of fees permitted by different Rule 12b-1 distribution plans; (2) voting rights on matters concerning Rule 12b-1 plans; and (3) expenses which each class bears that the board determines should be allocated or charged on a class specific basis. The investing public has not shown sufficient interest in the Class C shares. As a result, expenses charged to the Class C shares have adversely affected the net asset values of, net income attributable to, and the dividends payable on these shares.


     Converting the fund's Class C shares to Class A shares offers Class C shareholders the advantage of lower expenses than they currently bear. Currently, Class A shares are subject to a front-end sales charge and a Rule 12b-1 distribution fee. Class C shares are subject to a contingent deferred sales charge ('CDSC') if held for less than one year, a Rule 12b-1 distribution fee and a service fee. Class C shareholders will not pay a front-end sales charge for the conversion to Class A shares. After Class C shares are converted to Class A shares, the converted shares will bear no service fees and lower distribution fees. The converted shares will be subject to the fund's Class A Rule 12b-1 distribution plan. The plan is attached to the proxy statement as Exhibit C. The fund's investment adviser, Burnham

Asset Management Corp., also believes that the economies of scale which will result from the conversion will make Class A more desirable to the investing public.

                                                                                        CLASS A    CLASS C
                                                                                        -------    -------

Shareholder Transaction Expenses
     Maximum Front-End Sales Charge..................................................     5.00%      None
     Maximum Contingent Deferred Sales Charge........................................     None       1.00%
Annual Fund Operating Expenses (as a percentage of average net assets)
     Management Fees.................................................................     0.63%      0.63%
     Distribution Fees...............................................................     0.25%      0.75%
     Service Fees....................................................................     None       0.25%
     Other Expenses..................................................................     0.42%      0.42%
                                                                                        -------    -------
          Total Operating Expenses...................................................     1.30%      2.05%
                                                                                        -------    -------
                                                                                        -------    -------




     The board also voted to terminate the existence of Class C shares and, accordingly, the Rule 12b-1 Class C distribution plan. Terminating the Rule 12b-1 Class C distribution plan will not affect the Rule 12b-1 Class A distribution plan or Rule 12b-1 Class B distribution plan.


     YOUR BOARD OF DIRECTORS HAS DETERMINED THAT THE PROPOSED CONVERSION AND TERMINATION OF CLASS C SHARES IS IN THE BEST INTERESTS OF THE CLASS C SHAREHOLDERS.


DESCRIPTION OF CONVERSION

     The conversion, if approved by shareholders, will take place after the reorganization of the fund from a Maryland corporation to a series of a Delaware business trust. The conversion is separate from the reorganization and is not contingent upon or related to consummation of the reorganization. The conversion will take place on the following terms:

      The conversion is scheduled to occur on the same date as the reorganization. If proposal 1 is approved, the conversion will follow the fund's reorganization from a Maryland corporation to a series of a Delaware business trust.

      The fund will issue to each Class C shareholder an amount of Class A shares with a total net asset value equal to the total net asset value of that shareholder's holdings of the fund's Class C shares in exchange for the surrender and termination of those Class C shares.

      After the conversion, each Class C shareholder will own Class A shares of the fund.

     The fund's Rule 18f-3 multiple class plan and the Rule 12b-1 distribution and service plans will be amended to delete any provisions for Class C shares but will otherwise not materially change as a result of the conversion.

SHAREHOLDER ACCOUNTS AND ELECTIONS

     The fund's transfer agent will establish accounts for all Class C shareholders containing the appropriate amount of Class A shares of the fund to be received by each shareholder as a part of the conversion.

TAX CONSEQUENCES OF THE CONVERSION

     The conversion will be tax-free for federal income tax purposes.
Specifically:

      The Class C shareholders will not recognize gain or loss upon the conversion of all their shares for Class A shares;

      The tax basis of the Class A shares received by the Class C shareholders in the conversion will be the same as the tax basis of their Class C shares immediately prior to the conversion; and

      The tax holding period of the Class A shares received by the Class C shareholders in the conversion will include their holding period for the converted Class C shares, provided that such Class C shares were held as capital assets on the date of the conversion.

                      BOARD EVALUATION AND RECOMMENDATION

     For the reasons described above, the board of directors of your fund, including the independent directors, approved the conversion. In particular, the directors determined that the conversion was in the best interests of the fund's Class C shareholders.

     THE DIRECTORS RECOMMEND THAT THE FUND'S CLASS C SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE CONVERSION.

REQUIRED VOTE

     Approval of proposal 2 requires a majority shareholder vote of the Class C shareholders, defined as the affirmative vote of the lesser of:

      67% or more of the Class C shares present at the meeting, if the holders of more than 50% of the Class C shares are present or represented by proxy, or more than 50% of the outstanding Class C shares.

                                   PROPOSAL 3
                         ELECTION OF BOARD OF TRUSTEES

     At the board meeting, the directors nominated the persons named in the table below to serve as trustees of the fund after it is reorganized as a series of a Delaware business trust (as described in proposal 1). Unless you direct otherwise, the persons named on the accompanying proxy card intend to vote at the meeting for the election of each nominee.

     Each elected trustee will hold office until the trustee resigns or is removed, or until a successor is elected and qualified. Each nominee has consented to being named in this proxy statement and intends to serve if elected. If any nominee is unable to serve, an event not now anticipated, the persons named as proxies may vote for another person designated by the board of directors.

     The following table sets forth each nominee's position(s) with the fund, age, address, principal occupation or employment during the past five years and directorships. The table also shows the number of shares of the fund beneficially owned by each nominee, directly or indirectly, on July 31, 1998.

                                                                                                   SHARES OF THE FUND
                                                                                                   BENEFICIALLY OWNED
                                                                                                   AND PERCENTAGE OF
                                                                                         FIRST        TOTAL SHARES
      NAME, AGE, POSITION(S) WITH              PRINCIPAL OCCUPATION OR EMPLOYMENT       BECAME A     OUTSTANDING ON
          THE FUND AND ADDRESS                         AND DIRECTORSHIPS                DIRECTOR    JULY 31, 1998'D'
----------------------------------------  --------------------------------------------  --------   ------------------
*I.W. Burnham, II (89) .................  Honorary Chairman of the Board of Burnham       1975          8,744/0.19%
Chairman and Director                     Asset Management Corporation and Burnham
1325 Avenue of the Americas               Securities Inc.
New York, New York
*Jon M. Burnham (62) ...................  Chairman, Chief Executive Officer and           1988         36,534/0.78%
President, Chief Executive                Director of Burnham Asset Management
Officer and Director                      Corporation and Burnham Securities Inc. Son
1325 Avenue of the Americas               of I.W. Burnham, II.
New York, New York

                                                  (table continued on next page)

(table continued from previous page)


                                                                                                   SHARES OF THE FUND
                                                                                                   BENEFICIALLY OWNED
                                                                                                   AND PERCENTAGE OF
                                                                                         FIRST        TOTAL SHARES
      NAME, AGE, POSITION(S) WITH              PRINCIPAL OCCUPATION OR EMPLOYMENT       BECAME A     OUTSTANDING ON
          THE FUND AND ADDRESS                         AND DIRECTORSHIPS                DIRECTOR    JULY 31, 1998'D'
----------------------------------------  --------------------------------------------  --------   ------------------
Claire B. Benenson (79) ................  Consultant on Financial Conferences. Trustee    1975          2,285/0.05%
Director                                  of Zweig Series Trust. Trustee of Euclid
870 United Nations Plaza                  Market Neutral Fund. Former Trustee of Simms
New York, New York                        Global Fund and former Director of Financial
                                          Conferences and Chairman, Department of
                                          Business and Financial Affairs, The New
                                          School for Social Research.
Lawrence N. Brandt (71) ................  Director and President of Lawrence N.           1992         19,804/0.42%
Director                                  Brandt, Inc. (real estate development).
2510 Rock Creek Drive, N.W.
Washington, D.C.
Alvin P. Gutman (80) ...................  Chairman of the Board of Pressman- Gutman       1975                   0
Director 8350 Fisher Rd.                  Co., Inc. (textile converters).
Elkins Park, Pennsylvania
William W. Karatz (72) .................  Senior counsel to, and formerly a partner       1989                   0
Director                                  in, the law firm of Winthrop, Stimson,
700 Park Avenue                           Putnam & Roberts.
New York, New York
John C. McDonald (62) ..................  President of MBX Inc. (telecommunications).     1989            872/0.02%
Director
49-035 Calle Flora
La Quinta, CA
Donald B. Romans (67) ..................  President of Romans and Company (Private        1975         16,054/0.34%
Director                                  Investors and Financial Consultants);
233 East Wacker Drive                     Chairman of Merlin Corp. Trustee of Zweig
Chicago, Illinois                         Series Trust. Trustee of Euclid Market
                                          Neutral Fund.
Robert F. Shapiro (63) .................  Vice Chairman and Partner of Klingenstein,      1989          8,308/0.18%
Director                                  Fields & Co., Inc. President of RFS &
787 Seventh Avenue                        Associates, Inc. (investment and consulting
New York, New York                        firm). Former Chairman, New Street Capital
                                          Corp.
Robert M. Shavick (72) .................  Legal Consultant; Member, Panel of              1989          1,894/0.04%
Director                                  Arbitrators, American Arbitration
601 Bayport Way                           Association, New York Stock Exchange,
Longboat Key, Florida                     American Stock Exchange and National
                                          Association of Securities Dealers, Inc.
                                          Former Director of Florida Business Journal,
                                          Public Trustee-Pension Funds for employees
                                          of the Town of Longboat Key, Florida,
                                          Hearing Officer, Sarasota Manatee Airport
                                          Authority and Mediator, Circuit and County
                                          Courts, Florida.


                                                  (table continued on next page)

(table continued from previous page)

                                                                                                   SHARES OF THE FUND
                                                                                                   BENEFICIALLY OWNED
                                                                                                   AND PERCENTAGE OF
                                                                                         FIRST        TOTAL SHARES
      NAME, AGE, POSITION(S) WITH              PRINCIPAL OCCUPATION OR EMPLOYMENT       BECAME A     OUTSTANDING ON
          THE FUND AND ADDRESS                         AND DIRECTORSHIPS                DIRECTOR    JULY 31, 1998'D'
----------------------------------------  --------------------------------------------  --------   ------------------
David H. Solms (93) ....................  Retired. Former consultant to GMAC Mortgage     1975                   0
Director                                  Corporation, and former President of the
Coventry House                            investment adviser to GMAC Mortgage and
7301 Coventry Avenue                      Realty Trust.
Melrose Park, Pennsylvania
Robert S. Weinberg (70) ................  President of R.S. Weinberg & Associates         1986          1,506/0.03%
Director                                  (management consultants) and former
265 North Union Boulevard                 Professor of Marketing Management, John M.
St. Louis, Missouri                       Olin School of Business, Washington
                                          University in St. Louis, Missouri.
Robert J. Wilbur (74) ..................  Former Vice President and General Manager of    1986          1,472/0.03%
Director                                  the Nassau Branch of Morgan Guaranty Trust
5141 S.E. Brandywine Way                  Company.
Stuart, Florida

------------


'D' As of July 31, 1998, the officers and nominees, as a group, owned 3% of the outstanding Class A shares of the fund. Information about beneficial ownership of shares is based on information provided to the fund by the nominees.


* Every nominee who is an interested person of the fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is indicated by an asterisk.

     Ms. Benenson, Mr. Brandt, Mr. Romans and Mr. Shapiro currently serve on the audit committee of the fund's board. The functions of the audit committee include recommending independent auditors to the board, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the board. If elected as trustees, these directors will continue to serve on the board's audit committee.

     During the fiscal year ended December 31, 1997, the board of directors held four meetings and the audit committee held three meetings. All of the nominees then serving as directors attended at least 75% of the meetings of the board or applicable committee, if any, held during the fiscal year.

OTHER EXECUTIVE OFFICERS

     The following table provides information about those persons who, in addition to Mr. I.W. Burnham, II and Mr. Jon M. Burnham, serve as executive officers of the fund. Each executive officer was elected by the directors, will be elected by the trustees and is expected to serve until a successor is chosen and qualified, or until resignation or removal by the board. Unless otherwise indicated, the business address of the officers of the fund is 1325 Avenue of the Americas, New York, New York.


                  NAME, AGE AND
              POSITION WITH THE FUND                                   PRINCIPAL OCCUPATION(S)
--------------------------------------------------  --------------------------------------------------------------
Michael E. Barna (37) ............................  Executive Vice President and Assistant Secretary of Burnham
Executive Vice President, Chief Financial Officer,  Asset Management Corporation.
  Treasurer and Secretary
Ronald M. Geffen (46) ............................  Managing Director of Burnham Asset Management Corporation and
Vice President                                      Burnham Securities Inc.
Debra B. Hyman (37) ..............................  Vice President and Director of Burnham Asset Management
Executive Vice President                            Corporation and Burnham Securities Inc. Daughter of Jon M.
                                                    Burnham and granddaughter of I.W. Burnham, II.
Frank A. Passantino (34) .........................  Vice President of Burnham Asset Management Corporation and
Vice President and Assistant Secretary              Burnham Securities Inc.

REMUNERATION OF TRUSTEES AND OFFICERS

     The following table provides information about the compensation paid by the fund to the nominees for their services as fund directors during the most recent fiscal year. Compensation paid by the fund to Mr. I.W. Burnham, II and Mr. Jon
M. Burnham, interested persons of the adviser, is reimbursed to the fund by the adviser. The fund paid no pension or retirement benefits to the directors. The fund pays no salary or other compensation to its officers.


                                                                                      TOTAL COMPENSATION
                                                                                      FROM FUND AND FUND
                                                                      AGGREGATE      COMPLEX FOR CALENDAR
                                                                     COMPENSATION         YEAR ENDED
                     NAME OF PERSON, POSITION                         FROM FUND       DECEMBER 31, 1997
------------------------------------------------------------------   ------------    --------------------

Jon M. Burnham
President, Chief Executive Officer and Director...................           0                   0
I.W. Burnham, II
Chairman and Director.............................................           0                   0
Claire B. Benenson, Director......................................      $6,000              $6,000
Lawrence N. Brandt, Director......................................      $    0              $    0
Alvin P. Gutman, Director.........................................      $5,000              $5,000
William W. Karatz, Director.......................................      $5,000              $5,000
John C. McDonald, Director........................................      $5,000              $5,000
Donald B. Romans, Director........................................      $6,000              $6,000
Robert F. Shapiro, Director.......................................      $6,000              $6,000
Robert M. Shavick, Director.......................................      $5,000              $5,000
David H. Solms, Director..........................................      $5,000              $5,000
Robert S. Weinberg, Director......................................      $4,500              $4,500
Robert J. Wilbur, Director........................................      $5,000              $5,000


REQUIRED VOTE

     In accordance with your fund's articles of incorporation and by-laws, the vote of a plurality of all of the shares of the fund voted at the meeting is sufficient to elect the nominees.

                              BOARD RECOMMENDATION

     THE FUND'S DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A TRUSTEE OF THE DELAWARE BUSINESS TRUST.

                                   PROPOSAL 4
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP, formerly Coopers & Lybrand L.L.P., has served as the fund's independent public accountant for the past ten calendar years. On July 1, 1998, Coopers & Lybrand L.L.P. merged with Price Waterhouse LLP to form PricewaterhouseCoopers LLP. The directors have received assurances from PricewaterhouseCoopers LLP that there will be no change as a result of the merger in the amount and quality of professional services that PricewaterhouseCoopers LLP will provide to the fund. Audit services during the fiscal year ended December 31, 1997 consisted of examinations of the fund's financial statements for this period and reviews of the fund's filings with the SEC.

     The board of directors, including a majority of the independent directors, has selected PricewaterhouseCoopers LLP as the fund's independent public accountants for the fiscal year ending December 31, 1998, subject to shareholder ratification at the meeting. A representative of PricewaterhouseCoopers LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions.

REQUIRED VOTE

     The ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 1998 requires a 'majority shareholder vote,' defined as the affirmative vote of the lesser of:

      67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or more than 50% of the outstanding shares of the fund.

                              BOARD RECOMMENDATION

     THE FUND'S DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO RATIFY PRICEWATERHOUSECOOPERS LLP AS THE FUND'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.

                                   PROPOSAL 5
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

GENERAL


     At the board meeting, the directors, including the independent directors, approved, and recommended that shareholders approve, a new investment advisory agreement with Burnham Asset Management Corporation (Burnham), the fund's current adviser. The fund has been managed since 1989 by the adviser under an investment management contract (existing contract) that was most recently approved by shareholders on August 9, 1989 and by the board of directors on June 24, 1998. If the proposed investment advisory agreement (proposed agreement) is approved, it will be effective on the date of the proposed reorganization of the fund as a Delaware business trust, as described in proposal 1. If the proposed agreement is approved, but the reorganization is not approved, the proposed agreement will be effective on December 1, 1998.



     The terms of the proposed agreement reflect a decrease in the fee that the fund pays to the adviser for its services under the agreement from 0.625% to 0.6% of the fund's average daily net assets. The adviser recommended a decrease in the advisory fee because the services that the adviser will provide to the fund under the proposed agreement will be limited to investment advisory services. Administrative services that Burnham currently provides to the fund will be provided for under a separate administration agreement with Burnham. The increasing complexity of the research needed to support the fund's investment program and intricacy of administering the fund's business affairs is making significant demands on the adviser's resources. The adviser will continue to provide high quality investment advisory services under the proposed agreement. The purpose of the administration agreement is to permit Burnham to provide administrative services to the fund under a different arrangement. Additional revenue to Burnham from the administration agreement will permit Burnham to hire additional personnel or engage the services of a sub-administrator. The reduced advisory fee when combined with the administration fee results in a net increase in the amount payable to the adviser of 0.125% of the fund's average net assets. The terms of the administration agreement are discussed below.


THE EXISTING CONTRACT AND THE PROPOSED AGREEMENT

     Many of the terms of the agreements are substantially similar and are outlined here. The discussion of the similarities and differences between the agreements is a summary only. You should read the entire proposed agreement, which is attached to this proxy statement as Exhibit D.

     Under both the existing contract and the proposed agreement:


      The adviser, subject to the direction of the board, provides the fund with a continuous investment management program for the management of its assets, consistent with the fund's investment objective and policies. The adviser determines what securities should be bought and sold for the fund and what portion of the fund's assets should remain uninvested.

      The adviser provides the fund with research and statistical and advisory reports upon industries, businesses, corporation or securities.

      The adviser maintains the books and records of the fund with respect to the fund's securities transactions and preserves the books and records as required by the 1940 Act. The adviser provides the board with such periodic and special reports about the fund's investments and performance as the board may reasonably request.

      The adviser may act as investment adviser to any other person, firm or corporation, and may perform management and other services for other persons or entities.

      When placing orders for the purchase and sale of securities for the fund's account with broker-dealers, the adviser is required to seek the most favorable execution and net price available. However, the adviser may execute brokerage transactions at a higher cost to the fund if the adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided to the adviser by the broker-dealer.

      The adviser is liable to the fund only for its acts and omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations under the agreements.

     Each agreement may be amended and will terminate in accordance with the requirements of the 1940 Act. This means that a material amendment requires the approval of the board, including the independent directors, and a majority shareholder vote. A material amendment is one that changes the duties and responsibilities of the parties to the contract or increases the compensation of the adviser. Termination of either agreement may occur at any time without payment of a penalty with 60 days' notice to the other party. The board may terminate the agreement on behalf of the fund or the shareholders may terminate the agreement by a majority shareholder vote. Each agreement will terminate if it is assigned, which might happen if the ownership of the adviser were to change. Each agreement must be approved each year by the board, including a majority of the independent directors, or by a majority shareholder vote.

MATERIAL DIFFERENCES BETWEEN THE EXISTING CONTRACT AND THE PROPOSED AGREEMENT

     There are several important differences between the existing contract and the proposed agreement. These differences are summarized below.

ADVISORY FEE

     Under the existing contract, the fund pays the adviser a monthly fee at an annual rate of 0.625% of the average daily net asset value of the fund during the month. The advisory fee is prorated for the number of days in the month if the adviser commences services after the first of the month or the contract is terminated before the end of the month.

     Under the proposed agreement, the advisory fee is less than that under the existing contract. The fund will pay the adviser a monthly fee at an annual rate of 0.6% of the average daily net asset value of the fund during the month. The advisory fee will be prorated for the number of days in the month if the adviser commences services after the first of the month or the contract is terminated before the end of the month. The proposed agreement expressly provides that the adviser may from time to time agree not to impose all or a portion of its fee and/or undertake to reimburse the fund for all or a portion of its expenses not required to be paid by the adviser. Unlike the existing contract, there is no provision to limit the fund's expenses in accordance with state securities laws. States no longer have the authority to regulate mutual funds.

ADDITIONAL SERVICES

     Under the existing contract, the adviser provides the fund with the services necessary to administer the fund's business as an investment company. To provide these services, the adviser is required to calculate the fund's net asset value, pay the salaries of persons whose duties include the preparation of the fund's financial statements and reports, prepare the fund's registration statements, prospectuses and other statements required by regulatory authorities and furnish the fund with office space for all of its operations, not just its investment operations. The adviser is not required to provide services customarily provided by the custodian, distributor, transfer agent and registrant, dividend disbursing agent, independent accountants, broker-dealers and legal counsel.

     Under the proposed agreement, the adviser will furnish the fund with office space and all office facilities, equipment and personnel required for managing the fund's investment operations. The proposed agreement does not require the adviser to provide administrative services to the fund.

PAYMENT OF EXPENSES

     Under the existing contract, the adviser pays all of its own costs and expenses incurred in providing the required services to the fund. The fund pays all expenses for the operation of the fund that the adviser does not pay, including: taxes, brokerage commissions, expenses of printing and mailing communications to the fund's shareholders, and the fees of the custodian, transfer agent and registrant, dividend disbursing agent, independent accountants and legal counsel.

     Under the proposed agreement, the adviser will pay all its expenses that are not paid by the fund, if those expenses are incurred by the adviser or the fund in connection with the investment and reinvestment of the fund's assets. Under the proposed agreement, the fund will pay:

      charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the adviser or its affiliates, office space and facilities and personnel compensation, training and benefits;

      the charges and expenses of auditors;

      the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund with respect to the fund's shares;

      issue and transfer taxes chargeable to the fund in connection with securities transactions to which the fund is a party;

      insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies;

      fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with the Securities and Exchange Commission, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the Commission;

      all expenses of shareholders' and board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies;

      charges and expenses of legal counsel to the fund and the board;

      any distribution fees paid by the fund in accordance with rule 12b-1 under the 1940 Act;

      compensation of the board members who are not affiliated with or interested persons of the adviser or the fund (other than as board members);

      the cost of preparing and printing share certificates, if any; and

      interest on borrowed money, if any.

ABILITY TO ENGAGE SUBADVISERS

     Under the existing contract, there is no express provision authorizing the adviser to engage the services of one or more subadvisers to provide investment management services to the fund.

     Under the proposed agreement, there is a provision that expressly authorizes the adviser to engage one or more subadvisers, subject to approval by the board and, if required, the shareholders. The adviser has not and has no current intention to ask the board to approve the engagement of a subadviser to the fund.

USE OF THE NAME 'BURNHAM'

     Under the existing contract, there is no provision limiting the fund's use of the name 'Burnham' to the time during which the adviser acts as the fund's investment adviser.

     Under the proposed agreement, if the adviser no longer acts as the fund's investment adviser, the fund (to the extent it lawfully can) will not use the name 'Burnham Fund' or any name derived from the name 'Burnham' or any other name indicating that the fund is advised by or otherwise connected with the adviser.

ADMINISTRATION AGREEMENT

     At the board meeting, the directors approved the appointment of Burnham Asset Management Corporation as the fund's administrator and an administration agreement between Burnham and the fund. The 1940 Act does not require the approval of an administration agreement by the fund's shareholders. For this reason, shareholders are not being asked to approve the administration agreement. For the reasons described in this proposal, your board of directors, including the independent directors, believe that it is in the fund's best interests to adopt an administration agreement for your fund. After its initial term expires, the administration agreement (and the appointment of Burnham as administrator) must be approved each year by the board, including the independent directors.

     Under the administration agreement, the administrator will provide the fund with office space and personnel to assist the fund in managing its affairs. The adviser proposed to the board of directors that the fund engage an administrator to provide it with administrative services as an alternative to proposing that the board approve an increase in the advisory fee. The increasing complexity of the research needed to support the adviser's investment activities on behalf of the fund combined with the increasing scope and intricacy of administering the fund's business affairs has resulted in unprecedented demands on the adviser's personnel and other resources. The board believes that the adviser can continue to provide high quality investment advisory services to the fund under the proposed agreement and at the proposed annual fee of 0.60% of the fund's assets, if administrative services are provided to the fund under a different arrangement. The board also believes that Burnham can provide administrative services as administrator under the administration agreement for the proposed fee of no more than 0.15% of the fund's assets. The additional revenue to Burnham from the administration fee is intended to enable the administrator to hire additional personnel to administer the fund's affairs or to engage the services of a sub-administrator. Burnham will pay the sub-administrator's fee out of its administration fee. The fund will have no obligation to pay the sub-administrator.

     Duties of the Administrator. The administrator's duties require it to:

      provide supervision of all aspects of the fund's operations not related to the fund's investment and reinvestment of its assets;

      provide the fund with personnel to perform the executive, administrative, accounting and clerical services required to effectively administer the fund;

      arrange for, at the fund's expense, (a) the preparation of the fund's required tax returns, (b) the preparation and submission of reports to existing shareholders and (c) the periodic updating of the fund's prospectus and statement of additional information and the preparation of reports filed with the Commission and other regulatory authorities;

      maintain all of the fund's records not required to be maintained by the adviser under the proposed agreement; and

      provide the fund with adequate office space and all necessary office equipment and services, including, without limitation, telephone service, heat, utilities, stationery, office supplies and similar items.

     Administration Fee and Allocation of Expenses. The board of directors has approved an administration fee, payable monthly by the fund according to the following schedule:

                                                                      ANNUAL ADMINISTRATION FEE
                     AVERAGE DAILY NET ASSETS                         AS A PERCENTAGE OF ASSETS
-------------------------------------------------------------------   -------------------------

For amounts up to $150,000,000.....................................             0.15%
$150,000,000 to 300,000,000........................................             0.125%
Over $300,000,000..................................................             0.10%

     The fee will compensate the administrator for the services it provides to the fund. Burnham will pay all costs that it incurs in performing its duties under the agreement. Burnham will not be required to pay any expenses of the fund other than the expenses that the agreement allocates to the administrator. The fund will pay its advisory fee and all of the expenses listed under 'Payment of expenses' above under the description of the proposed agreement.

COMPARISON OF THE FUND'S EXPENSES UNDER THE AGREEMENTS

     The following chart shows the expenses, including advisory fees, paid by the fund under the existing contract for the fund's most recently completed fiscal year, and estimated for the proposed agreement, based on the same period.

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                     PROFORMA PROPOSED AGREEMENT
                                                       EXISTING CONTRACT
                                                 ------------------------------     ------------------------------
                                                 CLASS A     CLASS B    CLASS C     CLASS A    CLASS B    CLASS C*
                                                 -------     -------    -------     -------    -------    --------

Management fees...............................    0.63%        0.63%      0.63%      0.60%       0.60%      0.60%
Distribution fees(1)..........................    0.25%(2)     0.75%      0.75%      0.25%       0.75%      0.75%
Service fees..................................     None        0.25%      0.25%       None       0.25%      0.25%
Other expenses:
  (after expense limitation)..................    0.42%        0.42%      0.42%(3)   0.47%       0.57%      0.57%(4)
                                                 -------     -------    -------     -------    -------    --------
Total operating expenses
  (after expense limitation)..................    1.30%        2.05%      2.05%(3)   1.32%       2.17%      2.17%(4)
                                                 -------     -------    -------     -------    -------    --------
                                                 -------     -------    -------     -------    -------    --------


------------


* Information about proforma expenses for Class C shares under the terms of the proposed agreement is provided in the event Class C shareholders do not approve the conversion of Class C shares to Class A shares as described in proposal 2.


(1) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.


(2) Restated to reflect current fee. During the fiscal year ended December 31, 1997, the Class A shares paid distribution fees of 0.06% because of certain NASD sales expense limitations applicable to the distributor.


(3) The adviser has voluntarily agreed to limit the expenses of Class C shares. The adviser may discontinue this policy at any time. If this agreement were not in effect, the other expenses and total annual operating expenses of Class C shares would be 1.40% and 3.03%, respectively.

(4) The adviser has voluntarily agreed to limit the expenses of Class C shares and may discontinue this policy at any time. If the agreement were not in effect, the other expenses and total operating expenses of Class C shares would be 1.55% and 3.15%, respectively.

     Example. You would pay the following expenses on a $1,000 investment, assuming payment of the maximum sales charge, and a 5% annual return.

-----------------------------------------------------------------------------------------------------------------------------
                       UNDER THE EXISTING         UNDER THE PROPOSED         UNDER THE EXISTING         UNDER THE PROPOSED
                       CONTRACT ASSUMING          AGREEMENT ASSUMING         CONTRACT ASSUMING NO       AGREEMENT ASSUMING
                       COMPLETE REDEMPTION        COMPLETE REDEMPTION        REDEMPTIONS OF             NO REDEMPTIONS OF
                       OF SHARES AT THE END       OF SHARES AT THE END       SHARES AT THE END OF       SHARES AT THE END OF
                       OF THE PERIOD:             OF THE PERIOD:             THE PERIOD:                THE PERIOD:
-----------------------------------------------------------------------------------------------------------------------------
CLASS OF FUND SHARES    A        B        C        A        B        C        A        B        C        A        B        C
-----------------------------------------------------------------------------------------------------------------------------
1 year                 $ 63     $ 71     $ 31     $ 63     $ 72     $ 32     $ 63     $ 21     $ 21     $ 63     $ 22     $ 22
-----------------------------------------------------------------------------------------------------------------------------
3 years                $ 89     $ 94     $ 64     $ 90     $ 98     $ 68     $ 89     $ 64     $ 64     $ 90     $ 68     $ 68
-----------------------------------------------------------------------------------------------------------------------------
5 years                $118     $130     $110     $129     $136     $116     $118     $110     $110     $119     $116     $116
-----------------------------------------------------------------------------------------------------------------------------
10 years*              $199     $219     $238     $201     $228     $250     $199     $219     $238     $201     $228     $250
-----------------------------------------------------------------------------------------------------------------------------

------------
* 10 year figures for Class B shares assume conversion to Class A shares after eight years.


ANALYSIS OF THE PROPOSAL AND FACTORS CONSIDERED BY THE BOARD OF DIRECTORS

     The directors have concluded that the terms of the proposed agreement and the changes from the existing contract, including the decrease in the investment advisory fee and the removal of administrative services, are fair and reasonable. In approving the proposed agreement and recommending its approval to the shareholders, the directors, including the independent directors, considering the best interests of the shareholders of the fund, took into account all the factors they considered important. These factors included:

      the nature, quality and scope of the services provided to the fund by the adviser;

      the increased research needed to keep abreast of new types of securities and the globalization and generally greater complexity of the securities markets;

      the increased scope and complexity of administering investment companies;

      the necessity of the adviser's maintaining and enhancing its ability to retain and attract capable personnel to serve the fund and the increased competition for high quality investment management personnel;

      the investment record of the adviser in managing the fund;

      comparative information concerning similar investment companies with respect to investment performance, the levels of investment management fees and expenses ratios in the industry generally;

      the revenues and allocated expenses (including the methods of allocation) of the adviser in connection with its performance of services under the proposed agreement;

      possible benefits other than the advisory fee which the adviser and its affiliates derive from their relationship with the fund;

      the financial resources of the adviser and the continuance of appropriate incentives to assure that the adviser continues to provide high quality services to the fund;

      the fact that the advisory fee has not been modified since 1989; and

      various other factors.

     In evaluating the proposed agreement, the directors relied on their ongoing review of the adviser's activities on behalf of the fund and were also provided additional specific data and analyses by the adviser. The directors considered information obtained from Strategic Insight relating to investment management fees and total expenses paid by other investment companies comparable to the fund.

     The directors also considered the reduced advisory fee rate in comparison to those of other comparable mutual funds. The directors noted that the net effect of the decrease in the fund's advisory fee and the assumption by the fund of the expenses of the fund's administration, was a net increase in amounts payable to the adviser of 0.125% of the fund's average net assets.

     The directors also considered the reduced administration fee rate which would apply upon increases in the fund's net assets and the anticipated economies of scale that would result.

     The directors also considered the fact that the adviser's management fee income, administration fee income and profit margin would likely be higher in future years as a result of the combined effect of the advisory fee and the administration fee.

     In addition to the information summarized in the preceding discussion, the independent directors reviewed and evaluated other facts and information deemed by them to be relevant to their consideration of the proposed agreement. The independent directors also considered benefits which may accrue to the adviser or its affiliated companies by virtue of their association with the fund. These 'spin off' benefits may include, among others, the placement of fund portfolio transactions through broker-dealers that are affiliated with the adviser and the promotion to fund shareholders of various other products and services offered by the adviser and its affiliated companies.

INFORMATION ABOUT THE ADVISER

     The adviser is registered under the Investment Advisers Act of 1940 and has been providing investment advisory services to the fund, high net-worth individuals and tax-exempt institutional investors since 1989. Mr. I.W.
Burnham, II is the honorary chairman of Burnham and Burnham Securities, Inc.
Mr. Jon M. Burnham, the son of I.W. Burnham, is chairman, chief executive officer and a director of Burnham and Burnham Securities. A majority of the outstanding shares of the adviser are owned by I.W. Burnham, II and Jon M. Burnham. The directors of the adviser and their principal occupations during the past five years are set forth in the following table.

                            DIRECTORS OF THE ADVISER

NAME                                         PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS
-----------------------------  ---------------------------------------------------------------------------

I.W. Burnham, II.............  Honorary Chairman, Burnham Asset Management Corporation; Honorary Chairman,
                               Burnham Securities, Inc.
Jon M. Burnham...............  Chairman and Chief Executive Officer, Burnham Asset Management Corporation;
                               Chairman and Chief Executive Officer, Burnham Securities, Inc.
Debra B. Hyman...............  Vice President, Burnham Asset Management Corporation; Vice President,
                               Burnham Securities, Inc.
George Stark.................  Senior Managing Director, Burnham Asset Management Corporation; Senior
                               Managing Director, Burnham Securities, Inc.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

     During the fund's fiscal year ended December 31, 1997, the fund paid total brokerage commissions of $216,771. The amount paid to the distributor, an affiliate of the adviser, during that year was $147,149, which represented 67.88% of the total brokerage commissions paid.

OTHER MATERIAL PAYMENTS BY THE FUND TO AFFILIATES OF THE ADVISER

     For the fiscal year ended December 31, 1997, the fund paid $64,435 to Burnham Securities for distribution related services.

VOTE REQUIRED

     Approval of proposal 5 requires a 'majority shareholder vote,' as defined in proposal 4.

                              BOARD RECOMMENDATION

     THE FUND'S DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

                           PROPOSALS 6(a) THROUGH 6(n)
                    AMENDMENT TO AND ELIMINATION OF CERTAIN
                  INVESTMENT RESTRICTIONS AND RECLASSIFICATION
                   OF FUNDAMENTAL POLICIES AS NON-FUNDAMENTAL

     The 1940 Act, which regulates the operations of mutual funds, requires that funds adopt fundamental restrictions about certain types of investments and practices. Fundamental restrictions may be changed only with shareholder approval. The adviser has recommended and your board has approved, subject to shareholder approval, a proposal to eliminate or amend certain of the fund's fundamental restrictions. Many of the fund's fundamental restrictions contain policies that were adopted in response to state 'blue sky' laws and regulations that restricted certain types of fund practices and investments. The states no longer have the power to enforce these restrictions. Some of the fundamental restrictions are being liberalized to the extent permitted under the 1940 Act in light of recent more flexible interpretive positions of the staff of the Securities and Exchange Commission. The proposed changes to the fund's fundamental restrictions may expand the range of investment opportunities and techniques available to manage the fund's portfolio.


     The table on the following page sets forth the fund's current fundamental restrictions and the proposed amended or eliminated restrictions.


PROPOSED AMENDMENTS TO AND ELIMINATION OF INVESTMENT RESTRICTIONS


     The restrictions listed on the following page are not presented in the same order as in the fund's statement of additional information. In addition, the amended restrictions, if approved, will be reordered in the fund's new statement of additional information.


     Although the board has approved amendments to the fund's investment restrictions that authorize the fund to invest to the full extent permitted by the 1940 Act, the fund has no current intention of changing its actual investment strategies and practices as a result of these amendments. Future changes to the fund's investment policies normally will require that the fund's board approve the changes and that the fund amend its registration statement to reflect the changes.

----------------------------------------------------------------------------------------------------------------
PROPOSAL                 CURRENT FUNDAMENTAL RESTRICTION                   AMENDED FUNDAMENTAL RESTRICTION
6(a)          The fund may not engage in short sales, other than      Eliminated (not required by the 1940 Act).
              short sales 'against the box'. Short sales occur        * * * *
              'against the box' when the fund contemporaneously owns  Elimination of this restriction means that
              the underlying securities or securities substantially   the fund may engage in short sales to the
              identical to, or convertible into, securities           limits of the 1940 Act. However, the board
              equivalent in kind and amount to those sold short.      has adopted a non-fundamental policy
              (Current restriction no. 2).                            prohibiting the fund from engaging in
                                                                      short sales.
6(b)          The fund may not purchase securities on margin, except  Eliminated (not required to be fundamental
              that the fund may obtain such short-term credits as     by the 1940 Act).
              are necessary for the clearance of transactions. For    * * * *
              purposes of this restriction, the making of margin      The fund's ability to purchase securities
              deposits in connection with transactions in options is  on margin is limited by provisions of the
              not deemed to be a purchase of securities on margin.    1940 Act. The fund has no intention to
              (Current restriction no. 8).                            purchase securities on margin. If the fund
                                                                      engages in futures transactions, the fund
                                                                      will comply with any margin requirements
                                                                      under the Commodity Exchange Act.
6(c)          The fund may not pledge, mortgage or hypothecate its    Eliminated (not required by the 1940 Act).
              assets, except when necessary to secure borrowings of   * * * *
              money, but then not in an amount in excess of 15% of    This restriction was imposed on the fund
              the value of the Fund's net assets. However, the        by state securities regulations that no
              fund's board of directors currently has a policy,       longer apply to the fund. The fund's
              which is subject to change without shareholder          borrowing activities will be regulated by
              approval, not to pledge, mortgage or hypothecate its    its restriction on borrowing and by the
              assets in excess of 10% of its net assets at market     requirements of the 1940 Act. The fund has
              value. The fund does not currently intend to pledge     no current intention to borrow for
              its assets. For purposes of this restriction,           purposes of purchasing additional
              collateral or escrow arrangements with respect to the   securities.
              writing of options are not deemed to be pledges of
              assets. (Current restriction no. 11).

----------------------------------------------------------------------------------------------------------------
PROPOSAL                 CURRENT FUNDAMENTAL RESTRICTION                   AMENDED FUNDAMENTAL RESTRICTION
6(d)          The fund may not invest more than 5% of the value of    Eliminated (not required by the 1940 Act).
              its total assets in securities of companies which       * * * *
              (with their predecessors) have not had at least three   This restriction was imposed on the fund
              years of continuous operations. (Current restriction    by state securities regulations that no
              no. 15).                                                longer apply to the fund. Without this
              The board of directors has adopted a policy which is    restriction, the fund's investments in
              subject to change at any time, that this restriction    unseasoned issuers are subject only to the
              includes equity securities which, at the time of        fund's diversification limits. This means
              purchase, the fund believes will not be resalable       that the fund could invest up to 25% of
              within a reasonable period of time at prices            its assets in the securities of a single
              reasonably related to the market for such securities.   unseasoned issuer. Unseasoned issuers are
                                                                      typically small companies in business for
                                                                      less than 3 years. Although these
                                                                      companies present an opportunity for the
                                                                      fund to purchase securities of companies
                                                                      with capital appreciation potential, the
                                                                      companies may be subject to a greater risk
                                                                      of failure than more established
                                                                      companies.
                                                                      * * * *
                                                                      The board has adopted a non-fundamental
                                                                      investment restriction limiting the fund's
                                                                      investments in illiquid securities to not
                                                                      more than 15% of the fund's net assets. A
                                                                      security is illiquid if it cannot be
                                                                      disposed of in 7 days at a price that is
                                                                      approximately equal to the price at which
                                                                      the fund is valuing the security.
6(e)          The fund may not write or purchase options or warrants  Eliminated (not required by the 1940 Act).
              or lend portfolio securities in excess of the           * * * *
              limitations specified [in certain sections of the       Limits on the fund's ability to invest in
              statement of additional information]. (Current          options and warrants are not required by
              restriction no. 10).                                    the 1940 Act to be fundamental. The fund's
                                                                      board has adopted a non-fundamental policy
                                                                      identical to the fund's fundamental
                                                                      restriction on options transactions. The
                                                                      policy limiting the fund's investments in
                                                                      warrants will be eliminated entirely.
                                                                      Unnecessarily limiting the fund's
                                                                      opportunity to purchase warrants may
                                                                      prevent the fund from capitalizing on an
                                                                      appropriate opportunity to acquire the
                                                                      underlying stocks.

----------------------------------------------------------------------------------------------------------------
PROPOSAL                 CURRENT FUNDAMENTAL RESTRICTION                   AMENDED FUNDAMENTAL RESTRICTION
6(f)          The fund may not borrow money, except from banks as a   Amended as follows: The fund may not
              temporary measure for extraordinary or emergency        borrow money or issue senior securities,
              purposes, and then not in an amount in excess of 10%    except to the extent permitted by the 1940
              of the value of the fund's total assets, inclusive of   Act.
              the amount borrowed. The fund has not borrowed money    * * * *
              and does not currently intend to borrow money to an     The amended restriction permits borrowing
              extent exceeding 5% of its total assets. If the value   and the issuance of senior securities to
              of the fund's assets (including the amount borrowed),   the extent consistent with the 1940 Act.
              less its liabilities not including any borrowing,       The positions of the staff of the
              becomes at any time less than 300% of the amount of     Securities and Exchange Commission on
              any outstanding bank debt, the fund, within three       borrowing and senior securities have
              business days, will reduce its bank debt to the extent  evolved in recent years with the
              necessary to meet the required 300% asset coverage.     development of new investment strategies,
              Such a reduction is required by the provisions of the   such as reverse repurchase agreements. The
              1940 Act. This may require sales at a time when it is   fund wants the flexibility to use new
              disadvantageous to do so. The amount of any borrowing   investment techniques consistent with the
              will be limited by any applicable margin limitations    1940 Act, as interpreted in the future.
              imposed by Federal Reserve Board regulations. (Current
              restriction no. 1).
              The fund may not issue any senior securities, except
              insofar as bank borrowings might be considered as the
              issuance of senior securities. (Current restriction
              no. 4).
6(g)          The fund may not make loans of money to other persons,  Amended as follows: The fund may not make
              except that this restriction shall not prohibit (a)     loans to other persons, except loans of
              the purchase of a portion of an issue of publicly       securities not exceeding one-third of the
              distributed debt securities, (b) the loan of portfolio  fund's total assets, investments in debt
              securities and (c) the entry into repurchase            obligations and transactions in repurchase
              agreements or the sale of securities coupled with a     agreements.
              simultaneous agreement to repurchase them from the      * * * *
              buyer. (Current restriction no. 3).                     The first sentence of the existing
              Under current interpretations of the staff of the       restriction is not substantively changed,
              Securities and Exchange Commission, and subject to      but has been rewritten to conform to a
              changes in such interpretations, the fund may enter     more modern phrasing of lending
              into such repurchase or resale agreements having a      restrictions.
              duration of more than seven days only to an extent      * * * *
              which, when added to all other illiquid assets, would   The second part of the existing
              not exceed 10% of the fund's total assets. Other than   restriction has been eliminated. As noted
              the purchase of publicly distributed debt securities,   above, the fund's board has adopted a
              the fund has not engaged in such investments or         non-fundamental restriction to limit the
              entered into repurchase or resale agreements having a   fund's investments in illiquid securities
              duration of more than seven days and does not           to 15% of its net assets.
              currently intend to do so.

----------------------------------------------------------------------------------------------------------------
PROPOSAL                 CURRENT FUNDAMENTAL RESTRICTION                   AMENDED FUNDAMENTAL RESTRICTION
6(h)          The fund may not invest in companies for the purpose    Eliminated (not required to be fundamental
              of exercising control or management of such companies.  by the 1940 Act).
              (Current restriction no. 5).                            * * * *
                                                                      The board has adopted a non-fundamental
                                                                      policy to prohibit the fund from investing
                                                                      in companies for the purpose of exercising
                                                                      control or management of the companies.
6(i)          The fund may not invest in the securities of other      Eliminated (not required by the 1940 Act).
              investment companies, unless acquired in connection     * * * *
              with a plan of reorganization. (Current restriction     Elimination of this restriction means that
              no. 6).                                                 the fund may invest in other investment
                                                                      companies to the limits of the 1940 Act.
                                                                      However, the fund's ability to invest in
                                                                      other investment companies is limited by
                                                                      the 1940 Act's percentage limitations on
                                                                      these investments.
6(j)          The fund may not invest in the securities of any        Eliminated (not required by the 1940 Act).
              issuer if, at the time of the fund's purchase or        * * * *
              holding thereof, any of the officers or directors of    This restriction was imposed by state
              the fund or of the adviser owns beneficially more than  securities regulations that no longer
              1/2 of 1%, and such officers and directors owning more  apply to the fund. This restriction is not than 1/2 of 1% together own beneficially more than 5%,  necessary because principal transactions
              of the issuer's securities. (Current restriction no.    with affiliated persons are already
              7).                                                     restricted by the 1940 Act.
6(k)          The fund may not purchase and sell limited partnership  Amended and restated as two restriction as
              interests, real estate, commodities or commodity        follows: The fund may not purchase, sell
              contracts except in connection , with a merger,         or invest in real estate but subject to
              consolidation or reorganization of a corporation or     its other investment policies and
              other organization in which the fund has an             restrictions may invest in securities of
              investment, or in satisfaction of a debt. Any limited   companies that deal in real estate or are
              partnership interests, real estate, commodities or      engaged in the real estate business. These
              commodity contracts so acquired will be disposed of as  companies include real estate investment
              soon as reasonably practicable consistent with the      trusts and securities secured by real
              best interests of the fund's shareholders. (Current     estate or interests in real estate. The
              restriction no. 9).                                     fund may hold and sell real estate
                                                                      acquired through default, liquidation or
                                                                      other distributions of an interest in real
                                                                      estate as a result of the fund's ownership
                                                                      of securities.
                                                                      The fund may not invest in commodities or
                                                                      commodity futures contracts, except for
                                                                      transactions in financial derivative
                                                                      contracts, such as forward currency
                                                                      contracts; financial futures contracts and
                                                                      options on financial futures contracts;
                                                                      options on securities, currencies and
                                                                      financial indices; and swaps, caps,
                                                                      floors, collars and swaptions.

----------------------------------------------------------------------------------------------------------------
PROPOSAL                 CURRENT FUNDAMENTAL RESTRICTION                   AMENDED FUNDAMENTAL RESTRICTION
6(l)          The fund may not underwrite the securities of other     Amended as follows: The fund may not
              issuers, or acquire restricted securities which the     underwrite securities of other issuers,
              fund may not be free to sell to the public without      except insofar as the fund may be deemed
              registration of the securities under the Securities     an underwriter under the Securities Act of
              Act of 1933, as amended, if such acquisition would      1933 when selling portfolio securities.
              cause the fund to have more than 10% of the value of    * * * *
              its total assets invested in such securities. It shall  The 1940 Act prohibits the fund from
              be a condition of any such investment that the issuer   underwriting securities. That substantive
              of the securities purchased by the fund will, upon      portion of the existing fundamental
              specified circumstances, file a registration statement  restriction will not change, but is
              relating to the securities and the seller or issuer     rewritten for clarity. As noted above, the
              will pay the cost of such registration statement.       board will adopt a non-fundamental
              However, at the present time, the board of directors    restriction to limit the fund's
              has a policy which is subject to change at any time     investments in illiquid securities to 15%
              without shareholder approval which limits such          of the fund's net assets.
              investments to 5% of the value of the fund's net
              assets. (Current restriction no. 12).
6(m)          The fund may not invest more than 5% of the value of    Amended as follows: With respect to 75% of
              its total assets in the equity securities of any one    the fund's total assets, the fund may not
              issuer. (Current restriction no. 13).                   invest more than 5% of the fund's total
              The fund may not invest in more than 10% of the         assets in the securities of any single
              outstanding voting securities of any one issuer or in   issuer or own more than 10% of the
              more than 10% of any class of securities of any one     outstanding voting securities of any one
              issuer (except government obligations). (Current        issuer, in each case other than (1)
              restriction no. 14).                                    securities issued or guaranteed by the
                                                                      U.S. Government, its agencies or
                                                                      instrumentalities or (2) securities of
                                                                      other investment companies.
                                                                      * * * *
                                                                      The above diversification restriction will
                                                                      apply to 75% instead of 100% of the fund's
                                                                      total assets. The 100% limitation is not
                                                                      required by the 1940 Act. This change will
                                                                      allow the fund to invest up to 25% of its
                                                                      total assets in non-diversified positions.

                                 PROPOSAL 6(n)
                    PROPOSED RECLASSIFICATION OF THE FUND'S
               FUNDAMENTAL INVESTMENT POLICIES AS NON-FUNDAMENTAL

     Although not required by the 1940 Act, funds sometimes classified investment policies that are not investment restrictions as fundamental. Like fundamental restrictions, fundamental policies can be changed only by shareholder vote. At some time in the past, all of the fund's 'investment policies' described in the prospectus, in addition to its investment restrictions, were classified as fundamental policies. For this reason, it is extremely difficult for the investment adviser to determine what language in the prospectus is a fundamental investment policy which cannot be changed without shareholder approval and what language is explanatory disclosure. This makes it more difficult for the fund to take advantage of novel equity-related securities and investment strategies as these are developed over time. Also, it is more difficult for the investment adviser and the board to monitor the fund's compliance with its fundamental policies.

     The fund's board has approved the reclassification of the fund's investment policies as non-fundamental, subject to your approval. The board believes that this will provide the fund with greater flexibility to take advantage of industry developments without the additional expense of a shareholder meeting. The board has not approved any changes to the fund's investment policies other than those described in this proxy statement. If the board were to approve such a change in the future that change would be described in the fund's prospectus.

VOTE REQUIRED

     Approval of each of proposals 6(a)-6(n) requires a majority shareholder vote as defined in proposal 4. If shareholders do not approve the reclassification of the fund's investment policies as non-fundamental, these policies will continue to be fundamental.

BOARD EVALUATION AND RECOMMENDATION

     The directors of your fund believe that the proposed elimination or amendment of the fund's fundamental investment restrictions and the reclassification of the fund's investment policies as non-fundamental will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. ACCORDINGLY, THE DIRECTORS RECOMMEND THAT YOU APPROVE THE PROPOSALS TO ELIMINATE OR AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS AND RECLASSIFY THE FUND'S INVESTMENT POLICIES AS NON-FUNDAMENTAL, AS DESCRIBED ABOVE.

                                 OTHER MATTERS

VOTING RIGHTS

     Each share of your fund is entitled to one vote and each fractional share is entitled to that fractional vote. The vote required to approve each proposal is described in the proposal.

     Shares of your fund represented in person or by proxy, including shares which abstain or do not vote on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal. However, if a broker or nominee holding shares in 'street name' indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a 'broker non-vote' has no effect on the voting in determining whether a proposal has been adopted if more than 50% of the outstanding shares (excluding the 'broker non-votes') are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of the fund a 'broker non-vote' has the same effect as a vote against that proposal because shares represented by a 'broker non-vote' are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund, by personnel of the adviser, the fund's principal distributor, and the fund's transfer agent or by broker-dealer firms. A third party proxy solicitation firm, Shareholder Communications Corporation, has been engaged to provide proxy solicitation services at a cost of approximately $30,000. The fund will pay this cost.


     The mailing address of the fund, the adviser and the distributor is 1325 Avenue of the Americas, 17th Floor, New York, New York 10019.

REVOKING PROXIES

     A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:


      By filing a written notice of revocation with your fund's distributor, Burnham Securities Inc., 1325 Avenue of the Americas, 17th Floor, New York, New York 10019 Attn: Frank Passantino.


      By returning a duly executed proxy with a later date before the time of the meeting, or

      If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

     As of July 31, 1998, 4,667,801 Class A shares, 67,417 Class B shares and 11,601 Class C shares of common stock of the fund were outstanding. Only shareholders of record on August 27, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

     The fund's board of directors knows of no business to be presented for consideration at the meeting other than the proposals in this proxy statement. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

     If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.


TELEPHONE AND ELECTRONIC VOTING



     In addition to soliciting proxies by mail, by fax or in person, the fund may arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone and electronic voting procedures are designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone or electronic votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone and electronic voting, but is currently not aware of any challenge.


          A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

          The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

          To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

          A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

          If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES OF THE FUND

     To the knowledge of the fund, as of July 31, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

                                                                                       PERCENT OF SHARES
                                                                                       BENEFICIALLY OWNED
                                                                                     DIRECTLY OR INDIRECTLY
ACCOUNT NAME                                                                            ON JULY 31, 1998
----------------------------------------------------------------------------------   ----------------------
CLASS B SHARES
Lewco Securities Corp. ...........................................................           33.53%
  Harborside Finance Center
  34 Exchange Place
  Jersey City, NJ 07302
Donaldson Lufkin Jenrette ........................................................           15.48%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303
CLASS C SHARES
Donaldson Lufkin Jenrette ........................................................           76.31%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07302

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the 'Agreement') is made this day of November, 1998, between The Burnham Fund, Inc., a Maryland corporation (the 'Fund'), and Burnham Investors Trust, a Delaware business trust (the 'Trust'), each with principal offices at 1325 Avenue of the Americas, 17th Floor, New York, New York 10019.

     1. Plan of Reorganization and Liquidation

          (a) The Fund shall assign, sell, convey, transfer and deliver to a new series of the Trust (the 'Successor Fund') at the Closing provided for in
     Section 2 (hereinafter called the 'Closing') all of its then existing assets of every kind and nature. In consideration therefor, the Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Trust shall issue and deliver to the Fund a number of full and fractional shares of each class of shares of beneficial interest of the Successor Fund (the 'Successor Fund Shares'), which is equal to the number of full and fractional shares of the corresponding class of shares of the Fund then outstanding.

          (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the Fund shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. This distribution shall be accomplished by establishing an account on the share record books of the Successor Fund in the name of each shareholder of each class of shares of the Fund, representing with respect to each class of shares of the Successor Fund the number of full and fractional Successor Fund Shares equal to the number of shares of the corresponding class of shares of the Fund owned of record by the shareholder at the Closing Date.

          (c) As promptly as practicable after the above liquidation of the Fund, the legal existence of the Fund shall be terminated.

     2. Closing and Closing Date. The Closing shall occur after the close of business on November 30, 1998 or at such later time and date as the parties may mutually agree (the 'Closing Date').

     3. Conditions Precedent. The obligations of the Fund, the Trust and the Successor Fund to effect the transactions contemplated hereunder (the 'Reorganization') shall be subject to the satisfaction of each of the following conditions:

          (a) All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the 'SEC') and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

          (b) Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in exchange for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a 'reorganization' within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the 'Code'), and the Successor Fund and the Fund will each be 'a party to a reorganization' within the meaning of
     Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in the assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and
     (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each shareholder, the shareholder's tax holding period for the shares of the Fund surrendered in exchange therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

          (c) This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the Fund's shares outstanding and entitles to vote. All shares of the Fund will be voted together as a single class.

          (d) The Trust, on behalf of the Successor Fund, shall have entered into an Investment Advisory Agreement with Burnham Asset Management Corporation, Inc. which shall be substantially identical in form and substance to the Investment Advisory Agreement approved by shareholders at the meeting of shareholders on November 19, 1998 and in effect on the Closing Date between the Fund and Burnham Asset Management Corporation. The Investment Advisory Agreement shall have been approved by the Trustees of the Trust, including, to the extent required by law, the Trustees of the Trust who are not 'interested persons' of the Trust as defined in the 1940 Act.

          (e) The Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with State Street Bank and Trust Company and a Distribution Agreement with Burnham Securities, Inc. The Transfer Agency Agreement shall be substantially identical in form and substance to the agreement in effect at the Closing Date between the Fund and State Street Bank and Trust Company. The Distribution Agreement shall be substantially identical to that in effect at the Closing Date, except to the extent that the parties agree otherwise and subject to shareholder approval of certain 12b-1 distribution plans. These agreements shall have been approved by the Trustees of the Trust and, to the extent required by law, by the Trustees of the Trust who are not 'interested persons' of the Trust as defined in the 1940 Act.

          (f) The Trustees of the Trust, including those Trustees of the Trust who are not 'interested persons' of the Trust as defined in the 1940 Act, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. This selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

          (g) The Trust, on behalf of the Successor Fund, shall have adopted a Class A Shares Distribution Plan, a Class B Shares Distribution Plan and a Class C Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act substantially identical in form and substance to the Fund's Class A Shares Distribution Plan, Class B Shares Distribution Plan and a Class C Shares Distribution Plan, respectively, in effect on the Closing Date. Each of the Successor Fund's Distribution Plans shall be approved by the Trustees of the Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund, prior to the consummation of the Reorganization.

     At any time prior to the Closing, any of the foregoing conditions except condition 3(c) may be waived by the Board of Directors of the Fund or the Board of Trustees of the Trust if in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

     4. Amendment. This Agreement may be amended at any time by action of the Directors of the Fund and the Trustees of the Trust, notwithstanding the approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

     5. Termination. The Board of Directors of the Fund or the Board of Trustees of the Trust may terminate this Agreement and abandon the Reorganization, notwithstanding the approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

     This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all counterparts together shall constitute only one instrument.

     IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                                        THE BURNHAM FUND, INC.

Attest:  .............................................  By:  .................................................
         By:                                            Name:
         Its: Secretary                                 Its:

                                                        BURNHAM INVESTORS TRUST
                                                        on behalf of its series, Burnham Fund

Attest:  .............................................  By:  .................................................
         By:                                            Name:
         Its: Secretary                                 Its:

                                                                       EXHIBIT B


                            BURNHAM INVESTORS TRUST
                                 AGREEMENT AND
                              DECLARATION OF TRUST

     This AGREEMENT AND DECLARATION OF TRUST is made on August 20, 1998 by the undersigned Trustee (together with all other persons from time to time duly elected, qualified and serving as Trustees in accordance with the provisions of
Article II hereof, the 'Trustees');

     NOW, THEREFORE, the Trustees declare that all money and property contributed to the Trust shall be held and managed in trust pursuant to this Agreement and Declaration of Trust.

                                   ARTICLE I
                              NAME AND DEFINITIONS

     SECTION 1. Name. The name of the Trust created by this Agreement and Declaration of Trust is 'Burnham Investors Trust'.

     SECTION 2. Definitions. Unless otherwise provided or required by the context:

     (a) 'Administrator' means the party, other than the Trust, to the contract described in Article III, Section 3 hereof.

     (b) 'By-laws' means the By-laws of the Trust adopted by the Trustees, as amended from time to time, which By-laws are expressly herein incorporated by reference as part of the 'governing instrument' within the meaning of the Delaware Act.

     (c) 'Class' means the class of Shares of a Series established pursuant to
Article V.

     (d) 'Commission,' 'Eligible Foreign Custodian,' 'Qualified Foreign Bank,' 'Interested Person' and 'Principal Underwriter' have the meanings provided in the 1940 Act. Except as such term may be otherwise defined by the Trustees in conjunction with the establishment of any Series of Shares, the term 'Majority Shareholder Vote' shall have the same meaning as is assigned to the term 'vote of a majority of the outstanding voting securities' in the 1940 Act.

     (e) 'Covered Person' means a person so defined in Article IV, Section 2.

     (f) 'Custodian' means any Person other than the Trust who has custody of any Trust Property as required by Section 17(f) of the 1940 Act, but does not include a system for the central handling of securities described in said
Section 17(f).

     (g) 'Declaration' shall mean this Agreement and Declaration of Trust, as amended or restated from time to time. Reference in this Declaration of Trust to 'Declaration,' 'hereof,' 'herein,' and 'hereunder' shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

     (h) 'Delaware Act' means Chapter 38 of Title 12 of the Delaware Code entitled 'Treatment of Delaware Business Trusts,' as amended from time to time.

     (i) 'Fund Complex' has the meaning provided in the Securities Exchange Act of 1934, as amended.

     (j) 'Distributor' means the party, other than the Trust, to the contract described in Article III, Section 1 hereof.

     (k) 'His' shall include the feminine and neuter, as well as the masculine, genders.

     (l) 'Investment Adviser' means the party, other than the Trust, to the contract described in Article III, Section 2 hereof.

     (m) 'Net Asset Value' means the net asset value of each Series of the Trust, determined as provided in Article VI, Section 3.

     (n) 'Person' means and includes individuals, corporations, partnerships, trusts, associations, limited liability companies, joint ventures, estates and other entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

     (o) 'Series' means a series of Shares established pursuant to Article V.

     (p) 'Shareholder' means a record owner of Outstanding Shares;

     (q) 'Shares' means the equal proportionate transferable units of interest into which the beneficial interest of each Series or Class is divided from time to time (including whole Shares and fractions of Shares). 'Outstanding Shares' means Shares shown in the books of the Trust or its transfer agent as then issued and outstanding, but does not include Shares which have been repurchased or redeemed by the Trust and which are held in the treasury of the Trust.

     (r) 'Transfer Agent' means any Person other than the Trust who maintains the Shareholder records of the Trust, such as the list of Shareholders, the number of Shares credited to each account, and the like.

     (s) 'Trust' means Burnham Investors Trust established hereby, and reference to the Trust, when applicable to one or more Series, refers to that Series.

     (t) 'Trustees' means the persons who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with Article II, in all cases in their capacities as Trustees hereunder.

     (u) 'Trust Property' means any and all property, real or personal, tangible or intangible, which is owned or held by or for the Trust or any Series or the Trustees on behalf of the Trust or any Series.

     (v) The '1940 Act' means the Investment Company Act of 1940, as amended from time to time.

                                   ARTICLE II
                                  THE TRUSTEES

     SECTION 1. Management of the Trust. The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees may execute all instruments and take all action they deem necessary or desirable to promote the interests of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     SECTION 2. Powers. The Trustees in all instances shall act as principals, free of the control of the Shareholders. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. The Trustees shall not in any way be bound or limited by current or future laws or customs applicable to trust investments, but shall have full power and authority to make any investments which they, in their sole discretion, deem proper to accomplish the purposes of the Trust. The Trustees may exercise all of their powers without recourse to any court or other authority. Subject to any applicable limitation herein or in the By-laws or resolutions of the Trust, the Trustees shall have power and authority, without limitation:

     (a) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations.

     (b) To invest in, hold for investment, or reinvest in, cash; securities, including common, preferred and preference stocks; warrants; subscription rights; profit-sharing interests or participations and all other contracts for or evidence of equity interests; bonds, debentures, bills, time notes and all other evidences of indebtedness; negotiable or non-negotiable instruments; government securities, including securities of any state, municipality or other political subdivision thereof, or any governmental or quasi-governmental agency or instrumentality; and money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and all kinds of repurchase agreements, of any corporation, company, trust, association, firm or other business organization however established, and of any country, state, municipality or other political subdivision, or any governmental or quasi-governmental agency or instrumentality; or any other security, property or instrument in which the Trust or any of its Series shall be authorized to invest.

     (c) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any such securities, to enter into repurchase agreements, reverse repurchase agreements, firm commitment agreements and forward foreign currency exchange contracts, to purchase and sell options on securities, securities indices, currency and other financial assets, futures contracts, options on futures contracts, swaps, collars, caps, floors and swaptions of all descriptions and to engage in all types of hedging and risk-management transactions.

     (d) To exercise all rights, powers and privileges of ownership or interest in all securities and repurchase agreements included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and repurchase agreements.

     (e) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, including cash or foreign currency, and any interest therein.

     (f) To borrow money or other property in the name of the Trust exclusively for Trust purposes and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; and to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person and to lend Trust Property.

     (g) To aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm.

     (h) To adopt By-laws not inconsistent with this Declaration providing for the conduct of the business of the Trust and to amend and repeal them to the extent such right is not reserved to the Shareholders.

     (i) To elect and remove such officers and appoint and terminate such agents as they deem appropriate.

     (j) To employ as custodian of any assets of the Trust, subject to any provisions herein or in the By-laws, one or more banks, trust companies or companies that are members of a national securities exchange, or other entities permitted by the Commission to serve as such.

     (k) To retain one or more transfer agents and shareholder servicing agents, or both.

     (l) To provide for the distribution of Shares either through a Principal Underwriter as provided herein or by the Trust itself, or both, or pursuant to a distribution plan of any kind.

     (m) To set record dates in the manner provided for herein or in the By-laws.

     (n) To delegate such authority as they consider desirable to any officers of the Trust and to any agent, independent contractor, manager, investment adviser, custodian or underwriter.

     (o) To hold any security or other property (i) in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form, or
(ii) either in the Trust's or Trustees' own name or in the name of a custodian or a nominee or nominees, subject to safeguards according to the usual practice of business trusts or investment companies.

     (p) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article V.

     (q) To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and assets, liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article V, Section 4.

     (r) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern whose securities are held by the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern; and to pay calls or subscriptions with respect to any security held in the Trust.

     (s) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes.

     (t) To make distributions of income, capital gains, returns of capital (if any) and redemption proceeds to Shareholders in the manner hereinafter provided for.

     (u) To establish committees for such purposes, with such membership, and with such responsibilities as the Trustees may consider proper, including a committee consisting of fewer than all of the Trustees then in office, which may act for and bind the Trustees and the Trust with respect to the institution, prosecution, dismissal, settlement, review or investigation of any legal action, suit or proceeding, pending or threatened.

     (v) To issue, sell, repurchase, redeem, cancel, retire, acquire, hold, resell, reissue, dispose of and otherwise deal in Shares; to establish terms and conditions regarding the issuance, sale, repurchase, redemption, cancellation, retirement, acquisition, holding, resale, reissuance, disposition of or dealing in Shares; and, subject to Articles V and VI, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust or of the particular Series with respect to which such Shares are issued.

     (w) To invest part or all of the Trust Property (or part or all of the assets of any Series), or to dispose of part or all of the Trust Property (or part or all of the assets of any Series) and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the 1940 Act all without any requirement of approval by Shareholders. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes.

     (x) To carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary or desirable to accomplish any purpose or to further any of the foregoing powers, and to take every other action incidental to the foregoing business or purposes, objects or powers.

     (y) To sell or exchange any or all of the assets of the Trust, subject to
Article IX, Section 4.

     (z) To enter into joint ventures, partnerships and other combinations and associations.

     (aa) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (bb) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and, subject to applicable law and any restrictions set forth in the By-laws, insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, Principal Underwriters, or independent contractors of the Trust, individually, against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

     (cc) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

     (dd) To enter into contracts of any kind and description;

     (ee) To interpret the investment policies, practices or limitations of any Series or Class; and

     (ff) To guarantee indebtedness and contractual obligations of others.

     The clauses above shall be construed as objects and powers, and the enumeration of specific powers shall not limit in any way the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity. No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order. In construing this Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     SECTION 3. Certain Transactions. Except as prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, administrator, distributor or transfer agent for the Trust or with any Interested Person of such person. The Trust may employ any such person or entity in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, administrator, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

     SECTION 4. Initial Trustees; Election and Number of Trustees. The initial Trustees shall be the persons signing this Declaration. The number of Trustees shall be fixed from time to time by a majority of the Trustees; provided, that there shall be at least one (1) Trustee. The Shareholders shall elect the Trustees (other than the initial Trustee) on such dates as the Trustees may fix from time to time.

     SECTION 5. Term of Office of Trustees. Each Trustee shall hold office for life or until his successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least a majority of the then Trustees, specifying the effective date of removal; (c) any Trustee who requests to be retired, who has reached any mandatory retirement age established by the Trustees, or who is declared bankrupt or has become physically or mentally incapacitated or is otherwise unable to serve, may be retired by a written instrument signed by a majority of the other Trustees, specifying the effective date of retirement; and (d) any Trustee may be removed at any meeting of the Shareholders by a vote of at least two-thirds of the Outstanding Shares.

     SECTION 6. Vacancies; Appointment of Trustees. Whenever a vacancy shall exist in the Board of Trustees, regardless of the reason for such vacancy, the remaining Trustees shall appoint any person as they determine in their sole discretion to fill that vacancy, consistent with the limitations under the 1940 Act. Such appointment shall be made by a written instrument signed by a majority of the Trustees or by a resolution of the Trustees, duly adopted and recorded in the records of the Trust, specifying the effective date of the appointment. The Trustees may appoint a new Trustee as provided above in anticipation of a vacancy expected to occur because of the retirement, resignation or removal of a Trustee, or an increase in the number of Trustees, provided that such appointment shall become effective only at or after the expected vacancy occurs and provided further that any new Trustee shall have reached the age of majority in the state in which he resides and in the State of New York. As soon as any such Trustee has accepted his appointment, the trust estate shall vest in the new Trustee, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this Article II, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration.

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


     SECTION 7. Temporary Vacancy or Absence. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, or while any Trustee is absent from his domicile (unless that Trustee has made arrangements to be informed about, and to participate in, the affairs of the Trust during such absence), or is physically or mentally incapacitated, the remaining Trustees shall have all the powers hereunder and their certificate as to such vacancy, absence, or incapacity shall be conclusive. Any Trustee may, by power of attorney, delegate his powers as Trustee for a period not exceeding six (6) months at any one time to any other Trustee or Trustees.

     SECTION 8. Chairman. The Trustees may appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be the chief executive, financial and/or accounting officer of the Trust.

     SECTION 9. Action by the Trustees. The Trustees shall act by majority vote at a meeting duly called at which a quorum is present, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment by means of which all persons participating in the meeting can communicate with each other; or by written consent of a majority of Trustees (or such greater number as may be required by applicable law) without a meeting. A majority of the Trustees shall constitute a quorum at any meeting. Meetings of the Trustees may be called orally or in writing by the Chairman, the President or by any one of the Trustees. Notice of the time, date and place of all Trustees' meetings shall be given to each Trustee as set forth in the By-laws; provided, however, that no notice is required if the Trustees provide for regular or stated meetings. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who signs a waiver of notice either before or after the meeting. The Trustees by majority vote may delegate to any Trustee or Trustees or committee authority to approve particular matters or take particular actions on behalf of the Trust. Any written consent or waiver may be provided and delivered to the Trust by facsimile or other similar electronic mechanism.

     SECTION 10. Ownership of Trust Property. The Trust Property of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in and beneficial ownership of all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees may cause legal title in and beneficial ownership of any Trust Property to be held by, or in the name of one or more of the Trustees acting for and on behalf of the Trust, or in the name of any person as nominee acting for and on behalf of the Trust. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, as provided in Article V, a proportionate undivided beneficial interest in the Trust or Series or Class thereof represented by Shares. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument. The Trust, or at the determination of the Trustees one or more of the Trustees or a nominee acting for and on behalf of the Trust, shall be deemed to hold legal title and beneficial ownership of any income earned on securities of the Trust issued by any business entities formed, organized, or existing under the laws of any jurisdiction, including the laws of any foreign country. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     SECTION 11. Effect of Trustees Not Serving. The death, resignation, retirement, removal, incapacity or inability or refusal to serve of the Trustees, or any one of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.

     SECTION 12. Trustees, etc. as Shareholders. Subject to any restrictions in the By-laws, any Trustee, officer, agent or independent contractor of the Trust may acquire, own and dispose of Shares to the same extent as any other Shareholder; the Trustees may issue and sell Shares to and buy Shares from any such person or any firm or company in which such person is interested, subject only to any general limitations herein.

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


     SECTION 13. Series Trustees. In connection with the establishment of one or more Series or Classes, the Trustees establishing such Series or Class may appoint, to the extent permitted by the Delaware Act, separate Trustees with respect to such Series or Classes (the 'Series Trustees'). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other Series or Class of the Trust. The Series Trustees shall have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees hereunder with respect to such Series or Class, but shall have no power or authority with respect to any other Series or Class. Any provision of this Declaration relating to election of Trustees by Shareholders shall entitle only the Shareholders of a Series or Class for which Series Trustees have been appointed to vote with respect to the election of such Series Trustees and the Shareholders of any other Series or Class shall not be entitled to participate in such vote. In the event that Series Trustees are appointed, the Trustees initially appointing such Series Trustees shall, without the approval of any Outstanding Shares, amend either the Declaration or the By-laws to provide for the respective responsibilities of the Trustees and the Series Trustees in circumstances where an action of the Trustees or Series Trustees affects all Series of the Trust or two or more Series represented by different Trustees.

                                  ARTICLE III
                        CONTRACTS WITH SERVICE PROVIDERS

     SECTION 1. Underwriting Contract. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of the Shares whereby the Trustees may either agree to sell the Shares to the other party to the contract or appoint such other party as their sales agent for the Shares, and in either case on such terms and conditions, if any, as may be prescribed in the By-laws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article III or of the By-laws; and such contract may also provide for the repurchase of the Shares by such other party as agent of the Trustees.

     SECTION 2. Advisory or Management Contract. The Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts or, if the Trustees establish multiple Series, separate investment advisory or management contracts with respect to one or more Series whereby the other party or parties to any such contracts shall undertake to furnish the Trust or such Series management, investment advisory, administration, accounting, legal, statistical and research facilities and services, promotional or marketing activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provisions of the Declaration, the Trustees may authorize the Investment Advisers or persons to whom the Investment Advisers delegate certain or all of their duties, or any of them, under any such contracts (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of portfolio securities and other investments of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of such Investment Advisers, or any of them (and all without further action by the Trustees). Any such purchases, sales, loans and exchanges shall be deemed to have been authorized by all of the Trustees.

     SECTION 3. Administration Agreement. The Trustees may in their discretion from time to time enter into an administration agreement or, if the Trustees establish multiple Series or Classes, separate administration agreements with respect to each Series or Class, whereby the other party to such agreement shall undertake to manage the business affairs of the Trust or of a Series or Class thereof and furnish the Trust or a Series or a Class thereof with office facilities, and shall be responsible for the ordinary clerical, bookkeeping and recordkeeping services at such office facilities, and other facilities and services, if any, and all upon such terms and conditions as the Trustees may in their discretion determine.

     SECTION 4. Service Agreement. The Trustees may in their discretion from time to time enter into service agreements with respect to one or more Series or Classes of Shares whereby the other parties to

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


such Service Agreements will provide administration and/or support services pursuant to administration plans and service plans, and all upon such terms and conditions as the Trustees in their discretion may determine.

     SECTION 5. Transfer Agent. The Trustees may in their discretion from time to time enter into a transfer agency and shareholder services contract whereby the other party to such contract shall undertake to furnish transfer agency and shareholder services to the Trust. The contract shall have such terms and conditions as the Trustees may in their discretion determine. Such services may be provided by one or more Persons.

     SECTION 6. Custodian. The Trustees may appoint or otherwise engage one or more banks or trust companies, each having aggregate capital, surplus and undivided profits (as shown in its last published report) of at least two million dollars ($2,000,000), or any other entity satisfying the requirements of the 1940 Act, to serve as Custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-laws of the Trust. The Trustees may also authorize the Custodian to employ one or more sub-custodians as meet the requirements of applicable provisions of the 1940 Act, and upon such terms and conditions as may be agreed upon between the Custodian and such sub-custodian, to hold securities and other assets of the Trust and to perform the acts and services of the Custodian, subject to applicable provisions of law and resolutions adopted by the Trustees. The Trustees may delegate to the Trust's officers, Investment Adviser, Custodian or a Qualified Foreign Bank the responsibility to select Eligible Foreign Custodians in accordance with the provisions of the 1940 Act or any rule, regulation or order of the Commission thereunder.

     SECTION 7. Affiliations of Trustees or Officers, Etc. The fact that:

          (i) any of the Shareholders, Trustees or officers of the Trust or any Series thereof is a shareholder, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any partnership, corporation, trust, association or other organization or of or for any parent or affiliate of any organization, with which a contract of the character described in this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder of or has an interest in the Trust, or that

          (ii) any partnership, corporation, trust, association or other organization with which a contract of the character described in Sections 1, 2, 3 or 4 of this Article III or for services as Custodian, Transfer Agent or disbursing agent or for related services may have been or may hereafter be made also has any one or more of such contracts with one or more other partnerships, corporations, trusts, associations or other organizations, or has other business or interests.

shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

                                   ARTICLE IV
           COMPENSATION, LIMITATION OF LIABILITY AND INDEMNIFICATION

     SECTION 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

     SECTION 2. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of all Series or such particular Series for payment under such contract or claim; and neither the Trustees nor, when acting in such capacity, any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officer of the Trust liable thereunder. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and

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


officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Investment Adviser or independent contractor of the Trust, but nothing contained in this Declaration or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     SECTION 3. Indemnification. (a) Subject to the exceptions and limitations contained in subsection (b) below:

          (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ('Covered Person') shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

          (ii) as used herein, the words 'claim,' 'action,' 'suit,' or 'proceeding' shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words 'liability' and 'expenses' shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

          (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

          (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or (D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section may be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking,
(ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

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


     (e) Any repeal or modification of this Article IV by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws that would be inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

     SECTION 4. Indemnification of Shareholders. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

     SECTION 5. No Bond Required of Trustees. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     SECTION 6. No Duty of Investigation; Notice in Trust Instruments, Etc. No purchaser, lender, transfer agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust or a Series thereof shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust or a Series thereof. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or a Series thereof or undertaking made or issued by the Trustees may recite that the same is executed or made by them not individually, but as Trustees under the Declaration, and that the obligations of the Trust or a Series thereof under any such instrument are not binding upon any of the Trustees or Shareholders individually, but bind only the Trust Property or the Trust Property of the applicable Series, and may contain any further recital which they may deem appropriate, but the omission of such recital shall not operate to bind the Trustees individually. The Trustees shall at all times maintain insurance for the protection of the Trust Property or the Trust Property of the applicable Series, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     SECTION 7. Reliance on Experts, Etc. Each Trustee, officer or employee of the Trust or a Series thereof shall, in the performance of his duties, powers and discretion hereunder be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a Series thereof, upon an opinion of counsel, or upon reports made to the Trust or a Series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

                                   ARTICLE V
                            SERIES; CLASSES; SHARES

     SECTION 1. Establishment of Series or Class. The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish five Series which shall be designated as Burnham Fund, Burnham Dow 30 Focused Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund and Burnham Money Market Fund.

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


The preferences, voting powers, rights and privileges of such Series and any classes thereof shall be as set forth in the Trust's registration statement or statements filed with the Commission, as from time to time in effect. Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees shall designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish (i) with respect to Burnham Fund, three Classes of Shares which shall be designated Class A, Class B and Class C Shares; (ii) with respect to Burnham Financial Services Fund and Burnham Small Cap Value Fund, two Classes of Shares which shall be designated Class A and Class B Shares; and (iii) with respect to Burnham Dow 30 Focused Fund and Burnham Money Market Fund, a single Class of Shares which shall have no designation. The Classes of Shares of the Series herein established and designated and any Shares of any further Series and Classes that may from time to time be established and designated by the Trustees shall be established and designated, and the variations in the relative rights and preferences as between the different Series or Classes shall be fixed and determined, by the Trustees; provided, that all Shares shall be identical except for such variations as shall be fixed and determined between different Series or Classes by the Trustees in establishing and designating such Series or Class. Such designation may be directly set forth by resolution or may be made by a resolution referring to, or authorizing or approving of, another document that sets forth such relative rights and preferences of such Series (or Class) including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

     All references to Shares in this Declaration shall be deemed to be Shares of any or all Series or Classes as the context may require. The Trust shall maintain separate and distinct records for each Series and hold and account for the assets thereof separately from the other assets of the Trust or of any other Series. A Series may issue any number of Shares of any Class thereof and need not issue Shares. Each Share of a Series shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series or a Class thereof shall be entitled to receive his pro rata share of all distributions made with respect to such Series or Class. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series. The Trustees may adopt and change the name of any Series or Class.

     SECTION 2. Shares. The beneficial interest in the Trust shall be divided into transferable Shares of one or more separate and distinct Series or Classes established by the Trustees. The number of Shares of each Series and Class is unlimited and each Share shall have a par value of $0.10 per Share or such other amount as the Trustees may establish. All Shares issued hereunder shall be fully paid and nonassessable. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees shall have full power and authority, in their sole discretion and without obtaining Shareholder approval, to issue original or additional Shares at such times and on such terms and conditions as they deem appropriate; to issue fractional Shares and Shares held in the treasury; to establish and to change in any manner Shares of any Series or Classes with such preferences, terms of conversion, voting powers, rights and privileges as the Trustees may determine (but the Trustees may not change Outstanding Shares in a manner materially adverse to the Shareholders of such Shares); to divide or combine the Shares of any Series or Classes into a greater or lesser number; to classify or reclassify any unissued Shares of any Series or Classes into one or more Series or Classes of Shares; to abolish any one or more Series or Classes of Shares; to issue Shares to acquire other assets (including assets subject to, and in connection with, the assumption of liabilities) and businesses; and to take such other action with respect to the Shares as the Trustees may deem desirable. Shares held in the treasury shall not confer any voting rights on the Trustees and shall not be entitled to any dividends or other distributions declared with respect to the Shares.

     SECTION 3. Investment in the Trust. The Trustees shall accept investments in any Series or Class from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which that Series is authorized to invest, valued as provided in Article VI, Section 3. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received or accepted as may be determined by the

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


Trustees; provided, however, that the Trustees may, in their sole discretion,
(a) impose a sales charge upon investments in any Series or Class, (b) issue fractional Shares, (c) determine the Net Asset Value per Share of the initial capital contribution or (d) authorize the issuance of Shares at a price other than Net Asset Value to the extent permitted by the 1940 Act or any rule, order or interpretation of the Commission thereunder. The Trustees shall have the right to refuse to accept investments in any Series at any time without any cause or reason therefor whatsoever.

     SECTION 4. Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof (including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be), shall be held and accounted for separately from the assets of every other Series and are referred to as 'assets belonging to' that Series. The assets belonging to a Series shall belong only to that Series for all purposes, subject only to the rights of creditors of that Series, and to no other Series. Any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more Series as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, earnings, income, profits or funds, or payments and proceeds thereof shall be referred to as assets belonging to that Series. The assets belonging to a Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the Shareholders of that Series. The assets belonging to a Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes.

     Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, and subject to the statutory provision of Section 3804 of the Delaware Act referred to below, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally or any other Series, and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other Series shall be enforceable against the assets of such Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     SECTION 5. Ownership and Transfer of Shares. The Trust or a transfer or similar agent for the Trust shall maintain a register containing the names and addresses of the Shareholders of each Series and Class thereof, the number of Shares of each Series and Class held by such Shareholders, and a record of all Share transfers. The register shall be conclusive as to the identity of Shareholders of record and the number of Shares held by them from time to time. The Trustees may authorize the issuance of certificates representing Shares and adopt rules governing their use. The Trustees may make rules governing the transfer of Shares, whether or not represented by certificates. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the By-laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer. Without limitation of the foregoing, the Trust or its agent may issue certificates representing Shares and transfer such certificates to a governmental unit, agency, authority, or authorized depository without prior notice to a Shareholder and without liability to such Shareholder, to the extent such action is taken (1) in the response to a notice of levy, lien or similar action from the Internal Revenue Service or a state tax authority,
(2) in compliance with state laws governing escheat or abandonment of property, or (3) otherwise in compliance with any applicable legal obligation.

     SECTION 6. Status of Shares; Limitation of Shareholder Liability. Shares shall be deemed to be personal property giving Shareholders only the rights provided in this Declaration. Every Shareholder, by virtue of having acquired a Share, shall be held expressly to have assented to and agreed to be bound by the terms of this Declaration and to have become a party hereto. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. The death, incapacity, dissolution, termination or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees shall have any power to bind any Shareholder personally or to demand payment from any Shareholder for anything, other than as agreed by the Shareholder. Shareholders shall have the same limitation of personal liability as is extended to shareholders of a private corporation for profit incorporated in the State of Delaware. Every written obligation of the Trust or any Series shall contain a statement to the effect that such obligation may only be enforced against the assets of the appropriate Series or all Series; however, the omission of such statement shall not operate to bind or create personal liability for any Shareholder or Trustee.

                                   ARTICLE VI
                         DISTRIBUTIONS AND REDEMPTIONS

     SECTION 1. Distributions. The Trustees or a committee of one or more Trustees and one or more officers may declare and pay dividends and other distributions, including dividends on Shares of a particular Series and other distributions from the assets belonging to that Series. No dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series (or Class) with respect to, nor any redemption or repurchase of, the Shares of any Series (or Class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. The amount and payment of dividends or distributions and their form, whether they are in cash, Shares or other Trust Property, shall be determined by the Trustees. Dividends and other distributions may be paid pursuant to a standing resolution adopted once or more often as the Trustees determine. All dividends and other distributions on Shares of a particular Series shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series they held on the record date established for such payment, except that such dividends and distributions shall appropriately reflect expenses allocated to a particular Class of such Series and shall be reduced by any required backup, nonresident alien, or other

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


withholding taxes, which shall be deposited by the Trust in accordance with applicable law. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or similar plans as the Trustees deem appropriate.

     SECTION 2. Redemptions. Each Shareholder of a Series shall have the right at such times as may be permitted by the Trustees to require the Series to redeem all or any part of his Shares at a redemption price per Share equal to the Net Asset Value per Share at such time as the Trustees shall have prescribed by resolution, or, to the extent permitted by the 1940 Act, at such other redemption price and at such times as the Trustees shall prescribe by resolution. In the absence of such resolution, the redemption price per Share shall be the Net Asset Value next determined after receipt by the Series of a request for redemption in proper form less (1) such charges as are determined by the Trustees and described in the Trust's Registration Statement for that Series under the Securities Act of 1933 and (2) any required withholding taxes, which shall be deposited by the Trust in accordance with applicable law. The Trustees may specify conditions, prices, and places of redemption, may specify binding requirements for the proper form or forms of requests for redemption and may specify the amount of any deferred sales charge or redemption fee to be withheld from redemption proceeds. Payment of the redemption price may be wholly or partly in securities or other assets at the value of such securities or assets used in such determination of Net Asset Value, or may be in cash. Upon redemption, Shares may be reissued from time to time. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, the failure of a Shareholder to supply a taxpayer identification number or other information or certification required by federal or state tax laws, or to have the minimum investment required, or to pay when due for the purchase of Shares issued to him. To the extent permitted by law, the Trustees may retain the proceeds of any redemption of Shares required by them for payment of amounts due and owing by a Shareholder to the Trust or any Series or Class or any governmental authority. Without limitation of the foregoing, the Trust may mandatorily redeem shares and the Trust or its agent may transfer the proceeds of such a redemption to a governmental unit, agency, authority, or authorized depository without prior notice to a Shareholder and without liability to such shareholder, to the extent such action is taken (1) in response to a notice of levy, lien, or similar action from the Internal Revenue Service or a state tax authority, (2) in compliance with state laws governing escheat or abandonment of property, (3) in satisfaction of withholding tax requirements (including any applicable interest and penalties) applicable to any prior distribution or distributions (including a redemption or redemptions) to the Shareholder that were not satisfied at the time of such distribution or distributions or (4) otherwise in compliance with any applicable legal obligation. Notwithstanding the foregoing, the Trustees may postpone payment of the redemption price and may suspend the right of the Shareholders to require any Series or Class to redeem Shares during any period of time when and to the extent permissible under the 1940 Act.

     SECTION 3. Determination of Net Asset Value. The Trustees shall cause the Net Asset Value of Shares of each Series or Class to be determined from time to time in a manner consistent with applicable laws and regulations. The Trustees may delegate the power and duty to determine Net Asset Value per Share to one or more Trustees or officers of the Trust or to a custodian, depository or other agent appointed for such purpose. The Net Asset Value of Shares shall be determined separately for each Series or Class at such times as may be prescribed by the Trustees or, in the absence of action by the Trustees, as of the close of regular trading on the New York Stock Exchange on each day for all or part of which such Exchange is open for unrestricted trading.

     SECTION 4. Suspension of Right of Redemption. If, as referred to in
Section 2 of this Article, the Trustees postpone payment of the redemption price and suspend the right of Shareholders to redeem their Shares, such suspension shall take effect at the time the Trustees shall specify, but not later than the close of business on the business day next following the declaration of suspension. Thereafter Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension. If the right of redemption is suspended, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the suspension terminates.

     SECTION 5. Repurchase by Agreement. The Trust may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price

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


not exceeding the Net Asset Value per Share determined as of the time when the purchase or contract of purchase is made or the Net Asset Value as of any time which may be later determined, provided payment is not made for the Shares prior to the time as of which such Net Asset Value is determined.

                                  ARTICLE VII
                    SHAREHOLDERS' VOTING POWERS AND MEETINGS

     SECTION 1. Voting Powers. The Shareholders shall have power to vote only with respect to (a) the election of Trustees as provided in Article II, Section 4; (b) the removal of Trustees as provided in Article II, Section 5(d); (c) any investment advisory or management contract entered into pursuant to Article III,
Section 2, unless a shareholder vote is not required pursuant to the provisions of the 1940 Act or any rule, regulation or order of the Commission thereunder;
(d) any termination of the Trust to the extent and as provided in Article IX,
Section 3; (e) the amendment of this Declaration to the extent and as provided in Article IX, Section 7; and (f) such additional matters relating to the Trust as may be required or authorized by law, this Declaration, or the By-laws or any registration of the Trust with the Commission or as the Trustees may consider desirable.

     On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series or Class, except (a) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class, and (b) when the Trustees have determined that the matter affects the interests of more than one Series or Class, then the Shareholders of all such Series or Classes shall be entitled to vote together thereon. As determined by the Trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders either (i) each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value (number of Shares owned times net asset value per Share of such Series or Class, as applicable) shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the By-laws. The By-laws may provide that proxies may be given by any electronic or telecommunications device or in any other manner, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of any Series or Class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Until Shares of a Series are issued, as to that Series the Trustees may exercise all rights of Shareholders and may take any action required or permitted to be taken by Shareholders by law, this Declaration or the By-laws. Meetings of Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-laws.

     SECTION 2. Quorum; Required Vote. One-third of the Outstanding Shares of each affected Series or Class, or one-third (33 1/3%) of the Outstanding Shares of the Trust, entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting with respect to such Series or Class, or with respect to the entire Trust, respectively. Any lesser number shall be sufficient for adjournments. Any adjourned session of a Shareholders' meeting may be held within a reasonable time without further notice. Except when a larger vote is required by law, this Declaration or the By-laws, a majority of the Outstanding Shares voting at a Shareholders' meeting in person or by proxy shall decide any matters to be voted upon with respect to the entire Trust and a plurality of such Outstanding Shares shall elect a Trustee; provided, that if this Declaration or applicable law permits or requires that Shares be voted on any matter by individual Series or Classes, then a majority of the Outstanding Shares of that Series or Class voting at a Shareholders' meeting in person or by proxy on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act as to the Trust or any Series or Class by the written consent of a majority (or such other amount as may be required by applicable law) of the Outstanding Shares of the Trust or of such Series or Class, as the case may be.

     SECTION 3. Record Dates.

     (a) For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

     (b) The Trustees may fix in advance a date up to one hundred twenty (120) days before the date of any Shareholders' meeting, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or to receive any such allotment of rights, or to exercise such rights in respect of any such change, conversion or exchange of Shares.

     SECTION 4. Additional Provisions. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

                                  ARTICLE VIII
                        EXPENSES OF THE TRUST AND SERIES

     SECTION 1. Payment of Expenses by the Trust. Subject to Article V, Section 4, the Trust or a particular Series shall pay, or shall reimburse the Trustees from the assets belonging to all Series or the particular Series, for their expenses (or the expenses of a Class of such Series) and disbursements, including, but not limited to, interest charges, taxes, brokerage fees and commissions; expenses of issue, repurchase and redemption of Shares; certain insurance premiums; applicable fees, interest charges and expenses of third parties, including the Trust's investment advisers, managers, administrators, distributors, custodians, transfer agents, fund accountants; fees of pricing, interest, dividend, credit and other reporting services; costs of membership in trade associations; telecommunications expenses; funds transmission expenses; auditing, legal and compliance expenses; costs of forming the Trust and its Series and maintaining its existence; costs of preparing and printing the prospectuses of the Trust and each Series, statements of additional information and Shareholder reports and delivering them to Shareholders; expenses of meetings of Shareholders and proxy solicitations therefor; costs of maintaining books and accounts; costs of reproduction, stationery and supplies; fees and expenses of the Trustees; compensation of the Trust's officers and employees and costs of other personnel performing services for the Trust or any Series; costs of Trustee meetings; Commission registration fees and related expenses; state or foreign securities laws registration and notice fees and related expenses; and for such non-recurring items as may arise, including litigation to which the Trust or a Series (or a Trustee or officer of the Trust acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust. The Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto, for the reimbursement to them of such expenses, disbursements, losses and liabilities.

     SECTION 2. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

                                   ARTICLE IX
                                 MISCELLANEOUS

     SECTION 1. Trust Not a Partnership. This Declaration creates a trust and not a partnership. No Trustee shall have any power to bind personally either the Trust's officers or any Shareholder.

     SECTION 2. Trustee Action. The exercise by the Trustees of their powers and discretion hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article IV, the Trustees shall not be liable for errors of judgment or mistakes of fact or law.

     SECTION 3. Termination of the Trust. (a) This Trust shall have perpetual existence. Subject to the vote of a majority of the Outstanding Shares of the Trust or of each Series to be affected, voting at a Shareholders' meeting in person or by proxy the Trustees may

          (i) sell and convey all or substantially all of the assets of all Series or any affected Series to another Series or to another entity which is an open-end investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration, which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of or interests in such Series, entity, or series thereof; or

          (ii) at any time sell and convert into money all or substantially all of the assets of all Series or any affected Series.

Upon making reasonable provision for the payment of all known liabilities of all Series or any affected Series in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) ratably among the Shareholders of all Series or any affected Series; however, the payment to any particular Class of such Series may be reduced by any fees, expenses or charges allocated to that Class.

     (b) The Trustees may take any of the actions specified in subsection (a)
(i) and (ii) above without obtaining the vote of a majority of the Outstanding Shares of the Trust or any Series voting at a Shareholders' meeting in person or by proxy if a majority of the Trustees determines that the continuation of the Trust or Series is not in the best interests of the Trust, such Series, or their respective Shareholders as a result of factors or events adversely affecting the ability of the Trust or such Series to conduct its business and operations in an economically viable manner. Such factors and events may include the inability of the Trust or a Series to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or affecting assets of the type in which the Trust or Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series.

     (c) Upon completion of the distribution of the remaining proceeds or assets pursuant to subsection (a) the Trustees and the Trust or affected Series shall be discharged of any and all further liabilities and duties hereunder with respect thereto and the right, title and interest of all parties therein shall be canceled and discharged and any such Series shall terminate. Following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee, and upon filing of such certificate of cancellation, the Trust shall terminate.

     SECTION 4. Reorganization. (a) Notwithstanding anything else herein, to change the Trust's form or place of organization the Trustees may, without Shareholder approval (unless such approval is required by applicable law), (i) cause the Trust to merge or consolidate with or into one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iii) cause the Trust to incorporate under the laws of Delaware or any other U.S. jurisdiction. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

     (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 4 may effect any amendment to the Declaration or effect the adoption of a new trust instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

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     (c) The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

     SECTION 5. Declaration of Trust. The original or a copy of this Declaration of Trust and of each amendment hereto or Declaration of Trust supplemental shall be kept at the office of the Trust where it may be inspected by any Shareholder.

     Anyone dealing with the Trust may rely on a certificate by a Trustee or an officer of the Trust as to the authenticity of the Declaration of Trust or any such amendments or supplements and as to any matters in connection with the Trust. The masculine gender herein shall include the feminine and neuter genders. Headings herein are for convenience only and shall not affect the construction of this Declaration of Trust. This Declaration of Trust may be executed in any number of counterparts, each of which shall be deemed an original.

     SECTION 6. Applicable Law. This Declaration and the Trust created hereunder are governed by and construed and administered according to the Delaware Act and the applicable laws of the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration of Trust
(a) the provisions of Section 3540 of Title 12 of the Delaware Code, or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards of responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration. The Trust shall be of the type commonly called a Delaware business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     SECTION 7. Amendments. The Trustees may, without any Shareholder vote, amend or otherwise supplement this Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated trust instrument; provided, that Shareholders shall have the right to vote on any amendment (a) which would affect the voting rights of Shareholders granted in
Article VII, Section 1, (b) to this Section 7, (c) required to be approved by Shareholders by law or by the Trust's registration statement(s) filed with the Commission, and (d) submitted to them by the Trustees in their discretion. Any amendment submitted to Shareholders which the Trustees determine would affect the Shareholders of any Series shall be authorized by vote of the Shareholders of such Series and no vote shall be required of Shareholders of a Series not affected. Notwithstanding anything else herein, (i) any amendment to Article IV which would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders, and any repeal or amendment of this sentence shall each require the affirmative vote of the holders of two-thirds of the Outstanding Shares of the Trust entitled to vote thereon and (ii) no amendment to Article IV that would have the effect of reducing the indemnification or other rights provided thereby to Trustees, officers, employees, and agents of the Trust or to Shareholders or former Shareholders shall be effective with respect to any acts or omissions of any such Persons occurring or otherwise relating to any time period prior to the adoption of such amendment or shall otherwise have any retroactive effect.

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     SECTION 8. Derivative Actions. In addition to the requirements set forth in
Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

     (a) Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the Outstanding Shares of the Trust, or 10% of the Outstanding Shares of the Series or Class to which such action relates, shall join in the request for the Trustees to commence such action;

     (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action; and

     (c) Shareholders are not relieved of the conditions in Sections 8(a) and
(b) if a Trustee who is not an Interested Person of the Trust or any Series serves as a trustee of any other investment company in the Fund Complex.

     (d) Shareholders of an unaffected Series or Class may not bring a derivative action on behalf of another Series or Class.

     SECTION 9. Fiscal Year. The fiscal year of the Trust shall end on a specified date as adopted by resolution of the Trustees. The taxable year of each Series of the Trust shall be as determined by the Trustees from time to time.

     SECTION 10. Severability. The provisions of this Declaration are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of this Declaration.

     IN WITNESS WHEREOF, the undersigned being the sole Trustee of the Trust executed this instrument as of the date first written above.


                                          By:        /s/ MICHAEL E. BARNA
                                             ...................................
                                                      MICHAEL E. BARNA
                                              as Trustee and not individually

1325 Avenue of the Americas, 17th Floor
New York, New York 10019

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                                                                       EXHIBIT C

                            BURNHAM INVESTORS TRUST
                                  ON BEHALF OF
                                  BURNHAM FUND
                          RULE 12b-1 DISTRIBUTION PLAN


CLASS A AND CLASS B SHARES

     WHEREAS, BURNHAM INVESTORS TRUST, a Delaware business trust (the 'Trust'), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the 'Act');

     WHEREAS, the Trust has issued and is authorized to issue shares of beneficial interest with a par value per share as set forth in the Agreement and Declaration of Trust ('Shares');

     WHEREAS, the Board of Trustees of the Trust (the 'Board') has established and designated two classes of Shares of each Fund, Class A Shares and Class B Shares;

     WHEREAS, Burnham Securities Inc. (the 'Distributor') serves as the principal distributor of the Shares pursuant to the Distribution Contract between the Trust and the Distributor dated September 7, 1989 and amended as of
            , 1998, which Distribution Contract, as amended, has been duly approved by the Board, in accordance with the requirements of the Act (the 'Distribution Contract');

     WHEREAS, each Fund plans to offer Class A Shares and Class B Shares pursuant to Rule 18f-3 under the Act, which permits each Fund to implement a multiple class distribution system providing investors with the option of purchasing shares of various classes;

     WHEREAS, the Board as a whole, and the trustees who are not interested persons of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 plan provided for herein (the 'Plan') or any agreements related to the Plan (the 'Qualified Trustees'), have determined, after review of all information and consideration of all pertinent facts reasonably necessary to an informed determination of whether the Plan should be implemented, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Fund, the applicable class and the shareholders of each class, and have accordingly approved the Plan by votes cast in person at a meeting called for the purpose of voting on the Plan; and

     NOW, THEREFORE, in consideration of the foregoing, the Trust hereby adopts the Plan in accordance with Rule 12b-1 under the Act on the following terms and conditions:

     1. (a) The Trust shall pay to the Distributor, as the principal distributor of the Shares, a distribution fee at the rate of up to .25% per annum of the average daily net asset value of the Class A Shares of each Fund. The fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

     (b) The Trust shall pay to the Distributor, as the principal distributor of the Shares, a distribution fee at the rate of up to .75% per annum of the average daily net asset value of the Class B Shares of each Fund and a service fee at a rate of up to .25% per annum of the average daily net asset value of the Class B Shares of each Fund. Each fee shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

     2. The amounts set forth in paragraph 1 of the Plan shall be paid for the Distributor's services and expenses as the principal distributor of each Fund's Class A Shares and Class B Shares and shall be used by the Distributor to furnish, or cause or encourage others to furnish, services and incentives in connection with the promotion, offering and sale of each Fund's Class A and Class B Shares, and where suitable and appropriate, the retention of each Fund's Class A and Class B Shares by the respective Fund's shareholders, and in connection therewith may be spent by the Distributor, in its discretion, on, among other things, compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of the Distributor or of other broker-dealers who engage in or support the distribution of each Fund's Class A and Class B Shares; printing of prospectuses and reports for other than existing shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers.

     3. The Plan shall not take effect as to a class of Shares of a Fund until it has been approved by (a) a vote of at least 'a majority of the outstanding voting securities' (as defined in the Act) of that class of Shares of that Fund, and (b) a majority vote of both (i) the Board, and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting on the Plan.

     4. The Plan and any related agreements shall continue in effect for so long as such continuance is specifically approved at least annually by a majority of both (i) the Board, and (ii) the Qualified Trustees, cast in person at a meeting called for the purpose of voting thereon.

     5. In each year that the Plan remains in effect, any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to the Plan or any related agreement shall prepare and furnish to the Board, and the Board shall review, at least quarterly, written reports, complying with the requirements of Rule 12b-1 under the Act, of the amounts expended under the Plan and the purposes for which such expenditures were made.

     6. The Plan may be terminated as a class of Shares of a Fund at any time by a majority vote of the Qualified Trustees or by a 'vote of a majority of the outstanding voting securities' (as defined in the Act) of that class of Shares of that Fund.

     7. The Plan may not be amended in order to increase materially the amount of distribution expenses provided for in paragraph 1 above unless such amendment is approved by the shareholders in the manner provided in subparagraph 3(a) above, and no material amendment to the Plan shall be made unless approved by the Board and the Qualified Trustees in the manner provided in subparagraph 3(b) above.

     8. While the Plan shall be in effect, the selection and nomination of trustees of the Trust who are not 'interested persons' (as defined in the Act) of the Trust shall be committed to the discretion of the trustees then in office who are not 'interested persons' of the Trust.

     9. The Trust shall preserve copies of this Plan and any related agreements and all reports made pursuant to paragraph 5 hereof, for a period of not less than six years from the date of this Plan, or the agreements or such reports, as the case may be, the first two years in an easily accessible place.

Dated: April 26, 1995, as amended             , 1998.

                                          BURNHAM INVESTORS TRUST
                                          By:
                                             ...................................
                                            Name:
                                            Title:

                                          BURNHAM SECURITIES INC.
                                          By:
                                             ...................................
                                            Name:
                                            Title:

                                                                       EXHIBIT D


                         INVESTMENT ADVISORY AGREEMENT
                               DECEMBER   , 1998


BURNHAM ASSET MANAGEMENT CORPORATION
1325 Avenue of the Americas
17th Floor
New York, NY 10019

Gentlemen:

     The undersigned, Burnham Investors Trust, a Delaware business trust (the 'Trust'), is an investment company registered under the Investment Company Act of 1940, as amended ('1940 Act'). The Trust hereby engages you to act as the investment adviser to each series of the Trust set forth on Schedule I and any other series of the Trust as the parties may agree from time to time (collectively, the 'Funds'), subject to the terms and conditions set forth below.

SECTION 1. INVESTMENT ADVISORY SERVICES.

     a. You will regularly provide each Fund with investment research, advice and supervision and will furnish continuously an investment program for each Fund, consistent with the investment objectives and policies of each Fund. You will from time to time recommend to each Fund what securities, in your opinion, should be purchased or sold by the Fund and what portion of the assets of the Fund should remain uninvested. In conducting such review and making such recommendations, you will be guided by each Fund's investment policies and restrictions as described in the Trust's registration statement under the Securities Act of 1933, as amended, and the 1940 Act, as filed with the Securities and Exchange Commission and as amended from time to time; by policies adopted by the Board of Trustees; and by the provisions of the 1940 Act and the rules promulgated thereunder, so that at all times each Fund will be in compliance with its investment policies and restrictions and with the requirements of the 1940 Act. The Trust agrees to supply you with copies of all such documents and to notify you of any changes in the Funds' investment policies and restrictions.

     b. In rendering such investment advisory services to the Fund pursuant to this Agreement, you may employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or any other information, advice or assistance that you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Fund or in the discharge of your overall responsibilities with respect to the other accounts for which you or your affiliates serve as investment adviser.

     c. You may employ one or more sub-investment advisers (each a 'Subadviser') to provide investment advisory services to one or more of the Funds by entering into a written agreement with each Subadviser. However, any agreement first will be approved in accordance with the requirements of the 1940 Act as such requirements may be modified or superseded by rule, regulation, order or interpretive position of the Securities and Exchange Commission. The authority given to you in this Agreement may be delegated by you under any such agreement; provided, that any Subadviser will be subject to the same restrictions and limitations on investments and brokerage discretion as you are. The Trust agrees that you will not be accountable to any Fund or its shareholders for any loss or other liability relating to specific investments directed by any Subadviser, even though you retain the right to reverse any such investment, because, in the event a Subadviser is retained, you and the Funds will rely almost exclusively on the expertise of such Subadviser for the selection and monitoring of specific investments.

     d. You and any person performing executive or trading functions for a Fund, whose services were made available to the Fund by you, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause a Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if you or such person determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your or such person's overall responsibilities with respect to the accounts as to which you or such person exercise investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

SECTION 2. BOOKS, RECORDS AND REPORTS, ETC.

     a. You will maintain all books and records with respect to each Fund's securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust's administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 under the 1940 Act.

     b. You will furnish to the Board of Trustees, at its regularly scheduled meetings, and at such other times as the Board may reasonably request, a resume of the portfolio and report on all matters pertaining to your services as investment adviser. In addition, you will furnish the Trust with such reports and other data as the Board may request, including, without being limited to, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to each Fund's portfolio, or similar data relating to securities which you recommend for inclusion in the portfolio of each Fund.

SECTION 3. MULTIPLE CAPACITIES.

     a. Nothing contained in this Agreement will prohibit you from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust including, but not limited to, the capacities of administrator, broker and distributor. The Trust understands that you may act as investment adviser or in other capacities on behalf of other investment companies and customers. While information and recommendations you supply to the Funds will in your judgment be appropriate under the circumstances and in light of the investment objectives of each Fund, they may be different from the information and recommendations you supply to other Funds, investment companies and customers. You will give the Funds equitable treatment under the circumstances in supplying information, recommendations and any other services requested of you, but you will not be required to give preferential treatment to the Funds as compared with the treatment given to any other investment company or customer. Whenever you will act in multiple capacities on behalf of the Funds, you will maintain the appropriate separate accounts and records for each such capacity. All information and advice supplied by you to each Fund hereunder will be for its own use exclusively.

     b. Nothing in this Agreement will in any way limit or restrict you or any of your officers, directors, or employees from buying, selling or trading in any securities for your or their own accounts or other accounts.

     c. When you deem the purchase or sale of a security to be in the best interest of a Fund as well as other clients, you may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, you will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner you consider to be the most equitable and consistent with your fiduciary obligations to the Funds and to your other clients.

     d. You are an independent contractor and not an employee of the Trust for any purpose. If you ever give any advice to your clients concerning the shares of the Trust, you will act solely as investment counsel for such clients and not in any way on behalf of the Trust or any Fund.

SECTION 4. PAYMENT OF EXPENSES.

     a. Except as otherwise provided herein, you will at your own expense furnish to the Trust office space in your offices or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing each Fund's investments, and you will arrange, if desired by the Trust, for members of your organization to serve as trustees, officers or agents of the Trust.

     b. You will pay directly or reimburse the Trust for the compensation (if any) of the Trustees who are affiliated with, or 'interested persons' (as defined in the 1940 Act) of, you and all officers of the Trust.

     c. The Trust, on behalf of each Fund to the extent allowable to that Fund, will assume and will pay: (i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by your personnel, or your affiliates, office space and facilities and personnel compensation, training and benefits; (ii) the charges and expenses of auditors; (iii) the charges and expenses of any administrator, custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust; (iv) issue and transfer taxes chargeable to a Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with the Commission, state or blue sky securities agencies and foreign countries, including the preparation of prospectuses and statements of additional information for filing with the Commission; (vii) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements, and reports to shareholders and reports to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any distribution fees paid by a Fund in accordance with Rule 12b-1 under the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with or interested persons of you, the Trust (other than as Trustees) or Burnham Securities, Inc.; (xi) the cost of preparing and printing share certificates; and (xii) interest on borrowed money, if any.

     d. In addition to the expenses described in Section 4(c) above, each Fund will pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

SECTION 5. COMPENSATION FOR SERVICES.

     a. Each Fund will pay you, as compensation for your services and expenses assumed hereunder, a fee as set forth in Schedule II. Management fees payable hereunder will be computed daily and paid monthly in arrears. If this Agreement is effective subsequent to the first day of the month, or if this Agreement is terminated, the fee provided in this section will be computed on the basis of the number of days in the month for which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

     b. You may from time to time agree not to impose all or a portion of your fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by you. Any such fee reduction or undertaking may be discontinued or modified by you at any time.

     c. Nothing herein will preclude you or your affiliates from executing brokerage transactions for the Funds, charging the Funds brokerage commissions for these transactions and deriving a profit from these transactions.

SECTION 6. LIABILITY OF THE INVESTMENT ADVISER AND TRUST.

     a. You will be liable for your own acts and omissions caused by your willful misfeasance, bad faith, or gross negligence in the performance of your duties or by your reckless disregard of your obligations under this Agreement, and nothing herein will protect you against any such liability to the Trust or its shareholders. You will not be liable for the acts and omissions of any agent employed by you, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Trust or securities and investments may be deposited or come in compliance with the provisions of this Agreement. You will not be liable for any defect in title of any property acquired, nor for any loss unless it occurs through your own willful default. Subject to the first sentence of this section, you will not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

     b. None of the trustees, officers, agents or shareholders of the Trust will be personally liable hereunder or are assuming any liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No Fund will be liable for any claims against any other Fund of the Trust.

SECTION 7. USE OF THE NAME 'BURNHAM.'

     a. The Trust agrees that in the event that neither you nor any of your affiliates acts as an investment adviser to the Trust or a Fund, the name of the Trust or Fund will be changed to one that does not contain the name 'Burnham' or otherwise suggest an affiliation with you.

SECTION 8. TERMINATION OF AGREEMENT, ASSIGNMENT AND AMENDMENT.

     a. This Agreement may be terminated at any time with respect to any Fund without the payment of any penalty upon 60 days' written notice by the terminating party to the other party, by you or by the Trust acting pursuant to a resolution adopted by the Board, or by the vote of the holders of the lesser of (1) 67% of the affected Fund's voting shares present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.

     b. This Agreement will automatically terminate in the event of its assignment. Termination will not affect rights of the parties which have accrued prior thereto.

     c. This Agreement contains the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with any applicable requirements of the 1940 Act as modified or superseded by any rule, regulation, order or interpretive position of the Commission.

SECTION 9. DURATION OF AGREEMENT.

     a. Unless sooner terminated, this Agreement will continue in effect until July 31, 2000, and from year to year thereafter until terminated, provided that the continuation of the Agreement and the terms thereof are approved annually in accordance with the requirements of the 1940 Act, as modified or superseded by rule, regulation, order or interpretative position of the Commission, subject to your right and the Trust's right to terminate this Agreement as provided in
Section 8 hereof.

SECTION 10. DEFINITIONS.

     a. The terms 'assignment' and interested person' when used in this Agreement will have the meanings given such terms in the 1940 Act.

SECTION 11. CONCERNING APPLICABLE PROVISIONS OF LAW.

     a. This Agreement will be subject to all applicable provisions of law, including, without being limited to, the applicable provisions of the 1940 Act. To the extent that any provisions herein conflict with any applicable provisions of law, the latter will control.

     b. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

     c. This Agreement will be governed by the substantive law of the State of New York and the applicable provisions of the 1940 Act.

     d. This Agreement may be executed simultaneously in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

SECTION 12. EFFECTIVE DATE.


     a. This Agreement is effective December   , 1998.


SECTION 13. MISCELLANEOUS.

     a. The captions in this agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                                          Very truly yours,
                                          BURNHAM INVESTORS TRUST
                                          By:
                                             ...................................
                                            Name:
                                            Title:

                                          Attest:  .............................
                                                       MICHAEL E. BARNA
                                                          Secretary

Accepted:

BURNHAM ASSET MANAGEMENT CORPORATION

By:
     ................................
    Name:
    Title:

Attest:  .............................
               JON M. BURNHAM
           Chief Executive Officer

                                                                      SCHEDULE I

     As of December 1, 1998:

          Burnham Fund

                                                                     SCHEDULE II



                                                                                       ANNUAL FEE RATE
                                                                                     AS A PERCENTAGE FUND
                                                                                       OF AVERAGE DAILY
                                                                                       NET ASSET VALUE
                                                                                     --------------------

Burnham Fund......................................................................           0.60



     The average net asset value for the month will be based on the net asset value used in determining the price at which Fund shares are sold, repurchased or redeemed on each day of the month.

     If this Agreement becomes effective as to a Fund subsequent to the first day of a month, or terminates before the last day of a month, your compensation for such fraction of the month will be determined by applying the foregoing percentages to the average daily net asset value of the Fund during such fraction of a month and in the proportion that such fraction of a month bears to the entire month.

                               APPENDIX 1
                               PROXY CARD




                             THE BURNHAM FUND, INC.
                                          The undersigned holder of shares of beneficial interest
                                      of The Burnham Fund, Inc. hereby constitutes and appoints
                                      Michael E. Barna, Jon M. Burnham, Debra B. Hyman and Frank
                                      A. Passantino, and each of them singly, proxies and
                                      attorneys of the undersigned, with full power of
THE BURNHAM FUND INC                  substitution to each, for and in the name of the
1325 AVENUE OF THE AMERICAS-17 FL     undersigned, to vote and act upon all matters at the special
NEW YORK NY 10019                     meeting of shareholders of the fund to be held on Thursday,
                                      November 19, 1998 at the offices of the fund, 1325 Avenue of the Americas, 17th Floor, New York, New York, at 2:00 p.m.,
                                      eastern time, and at any and all adjournments thereof,
                                      relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the
                                      undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the
                                      undersigned relating to the meeting are hereby revoked.

                                      Specify your desired action by check marks in the
                                      appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have
                                      discretionary authority, which they intend to exercise in
                                      favor of the proposals referred to and according to their
                                      best judgment as to any other matters which properly come
                                      before the meeting.

                                      This proxy is solicited by the board of directors.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:              BURNHAM

THE BURNHAM FUND, INC.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

If a corporation, please sign in full corporate name by president or other authorized officer.

If a partnership, please sign in partnership name by authorized person.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


VOTE ON PROPOSALS                                                   FOR  AGAINST ABSTAIN
  1.    To approve the agreement and plan of reorganization.        [ ]    [ ]     [ ]

  2.    To approve the conversion of Class C shares into Class      [ ]    [ ]     [ ]
        A shares. (FOR CLASS C SHAREHOLDERS ONLY)

VOTE ON TRUSTEES                                                   FOR  AGAINST ABSTAIN
  3.    To elect the following nominees to the Board of Trustees:
        1) I.W. Burnham II, 2) Jon M. Burnham, 3) Claire B.
        Benenson,  4) Lawrence N. Brandt, 5) Alvin P. Gutman,
        6) William W. Karatz, 7) John C. McDonald, 8) Donald B.     [ ]    [ ]     [ ]
        Romans, 9) Robert F. Shapiro, 10) Robert M. Shavick, 11)
        David H. Solms, 12) Robert S. Weinberg, 13) Robert J.
        Wilbur.

        To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

        --------------------------

                                                                   FOR   AGAINST   ABSTAIN

  4.    To ratify  the  selection  of  PricewaterhouseCoopers LLP  [ ]     [ ]       [ ]
        as the Fund's independent public accountants.

  5.    To approve an amended and restated investment advisory     [ ]     [ ]       [ ]
        agreement with Burnham Asset Management Corporation.

  6a.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding short sales.

  6b.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding purchasing securities
        on margin.

Signature [PLEASE SIGN WITHIN BOX]              Date

                                                                   FOR   AGAINST   ABSTAIN
  6c.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding pledging, mortgaging
        or hypothecating assets.

  6d.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding "unseasoned" issuers.

  6e.   To approve the elination of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding options, warrants and
        securities lending.

  6f.   To approve the amendment of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding borrowing and the
        issuance of senior securities.
                                                                   FOR   AGAINST   ABSTAIN

  6g.   To approve the amendment of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding loans.

  6h.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding investment for the
        purpose of control.

  6i.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding investment companies.

  6j.   To approve the elimination of the Fund's fundamental       [ ]     [ ]       [ ]
        investment restriction regarding transactions with
        affiliates.

  6k.   To approve the amendment of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding limited partnerships,
        real estate and commodities.

  6l.   To approve the amendment of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding underwriting.

  6m.   To approve the amendment of the Fund's fundamental         [ ]     [ ]       [ ]
        investment restriction regarding diversification.

  6n.   To approve the reclassification of the Fund's investment   [ ]     [ ]       [ ]
        policies from fundamental to non-fundamental.

  7.    To transact any other business that may properly come      [ ]     [ ]       [ ]
        before the meeting or any adjournment.

Signature (Joint Owners)          Date


                                  APPENDIX 2
                       TELEPHONIC AND INTERNET VOTING
                           INSTRUCTION ENCLOSURE

--------------------------------------------------------------------------------
TOUCH-TONE TELEPHONE VOTING

     In order to expedite your vote and avoid a trip to the Post Office, you may use a touch-tone telephone to give us your voting instructions.

DIAL 1-800-690-6903 and follow the simple instructions.
--------------------------------------------------------------------------------

INTERNET VOTING

    To vote by Internet:
    1. Read the Proxy Statement and have your ballot at hand.
    2. Go to website www.proxyvote.com.
    3. Enter the 12-digit Control Number found on your ballot.
    4. Follow the simple instructions.

--------------------------------------------------------------------------------





                            STATEMENT OF DIFFERENCES
The dagger symbol shall be expressed as . . . . . . . . . . . . . . . . . . 'D'